UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:     BlackRock Allocation Target Shares

Series C Portfolio Series E Portfolio Series M Portfolio Series P Portfolio Series S Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation

Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Allocation Target Shares

▶   Series C Portfolio

▶   Series E Portfolio

▶   Series M Portfolio

▶   Series P Portfolio

▶   Series S Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	Series C Portfolio

Investment Objective

How did the Fund perform?

•

For the 12-month period ended March 31, 2015, the Fund outperformed its benchmark, the Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

Security selection within investment grade corporate bonds contributed to performance, as did the Fund’s yield curve positioning. Additionally, the Fund’s allocation to capital securities and high yield bonds aided performance during the period.

•	The main detractor from performance was the Fund’s duration positioning (sensitivity to interest rate movements) and security selection within the emerging market debt area.

Describe recent portfolio activity.

•	The Fund had a bias toward higher quality securities and continued to look for opportunities to increase credit quality.

•	The Fund reduced its overweight position in 30-year corporate bonds late in 2014, as investors generally avoided longer-term debt within the asset class.

•

The Fund increased its position in the energy sector during the second half of the period by taking advantage of opportunities in the primary market, but it retained an underweight position in the sector at period-end. The Fund remained overweight in financials, particularly in the life insurance industry, as the financial sector features lower event risk than the industrials sector. Within the financial sector, the Fund maintained an allocation to capital securities given the attractive yield premium available by moving down the capital structure.

•	The Fund holds a neutral weighting in the emerging markets, with a bias toward higher-quality securities.

Describe portfolio positioning at period end.

•

The Fund remained defensively positioned on the belief that overall valuations in the credit sectors were not particularly attractive. However, the investment advisor continued to look for ways to capitalize on market volatility and idiosyncratic opportunities. The Fund sought to avoid the risks associated with events such as mergers and acquisitions or other activities designed to benefit equity investors over bondholders.

•

The Fund remained underweight in the industrials sector, with its largest underweights in the consumer cyclical, consumer non-cyclical, technology, and energy industries. Within the energy space, the Fund held a significant position in gas pipeline companies, which are largely insulated from fluctuations in the price of the underlying commodity. The Fund held a neutral weighting in utilities relative to the benchmark.

•

Believing U.S. bond yields are too low given the nation’s healthy economic fundamentals, the Fund closed the period with a short duration (or an interest-rate sensitivity below that of the benchmark). The Fund maintained a bias toward a flattening yield curve on the belief that interest rate hikes by the U.S. Federal Reserve could have a disproportionate impact on short-term bonds (as prices and yields move in opposite directions).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	84%
Preferred Securities	4
U.S. Treasury Obligations	3
Foreign Government Obligations	3
Taxable Municipal Bonds	3
Foreign Agency Obligations	3

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	4%
AA/Aa	11
A	44
BBB/Baa	39
BB/Ba	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

4	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supra-national organizations, which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supernationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	4.02%	7.22%	7.22%	6.29%
Barclays U.S. Credit Index	3.96	6.74	6.23	5.80

[3]	See “About Fund Performance” on page 14 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[4]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,040.20	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	5

Fund Summary as of March 31, 2015	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

•

Since inception (August 4, 2014) through March 31, 2015, the Fund outperformed its benchmark, a customized Reference Benchmark consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index using the returns of only those A rated bonds that have maturities greater than 5 years and 25% S&P® Municipal Bond BBB Rating Band Index using the returns of only those BBB rated bonds that have maturities greater than 5 years. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s performance was helped by its above-market weightings in the BBB and A ratings categories, both of which outperformed during the period. The Fund’s yield curve positioning, which favored longer-dated bonds, also aided performance as longer-term bonds generally outperformed those with shorter maturities. Sector allocation was an additional positive, led by an overweight position in health care and an underweight in the tax-backed (states) sector. Security selection within the tobacco and tax-backed (states) sectors further supported performance.

•

The Fund’s security selection in the health care sector detracted from performance, as did its underweight in bonds rated CCC through C. The Fund was also negatively impacted by having a shorter duration relative to the benchmark (or a lower sensitivity to interest rate movements) in the initial weeks after the Fund’s inception. (Bond prices rise as yields fall).

Describe recent portfolio activity.

•

Following the Fund’s launch in August, the Fund’s investment advisor’s initial goal was to achieve full investment in the municipal bond market. This process initially resulted in a high-quality portfolio in terms of credit ratings. In the following months, the Fund’s investment advisor adjusted the portfolio by swapping positions in certain higher-quality issues for bonds further down the credit spectrum. The Fund’s sector exposures were also repositioned, resulting in overweight allocations in the health care, education and transportation sectors. The heavy new-issue calendar was utilized to position the Fund accordingly.

Describe portfolio positioning at period end.

•

The Fund closed the period with a duration slightly above that of its benchmark. The Fund’s underweight areas included the tax-backed (state & local) and utilities sectors. The Fund was overweight in the A and BBB credit tiers, and it was underweight in AA-rated issues. In addition, the Fund was underweight in the lower-quality BB through C rating groups.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Health	25%
County/City/Special District/School District	24
Transportation	20
Tobacco	13
Education	10
Utilities	6
Housing	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AA/Aa	12%
A	39
BBB/Baa	21
BB/Ba	13
B	15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of non-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Series E Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is diversified and will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

[2]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[3]

Reference Benchmark - a customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Aggregate Total Returns[5]
	6-Month Total Returns	Since Inception[6]
Series E Portfolio	0.85%	7.70%
S&P® Municipal Bond Index	2.29	3.75
Reference Benchmark	2.77	5.877

[5]	See “About Fund Performance” on page 14 for a detailed description of performance related information.

[6]	The Fund commenced operations on August 4, 2014.

[7]

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Series E Portfolio	$1,000.00	$1,054.00	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[8]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	7

Fund Summary as of Date	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2015, the Fund outperformed its benchmark, the Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The largest contributor to performance was the Fund’s allocation to agency mortgage-backed securities (“MBS”), specifically an overweight position for most of the period. In addition, a yield curve flattening bias helped performance as the Fund was positioned to benefit from declining yields on longer maturities. An overweight position in 30-year MBS versus 15-year MBS and a focus on higher coupons within 30-year MBS also had a positive impact on returns.

•

The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also contributed to performance as strong demand from yield-based investors provided support for tighter spreads. Within CMBS, overweight exposure to interest-only securities added to performance as investors sought yield during the period.

•

The Fund’s exposure to interest rate swaps and below-benchmark duration (which measures sensitivity to interest rate changes) detracted from performance as rates declined during most of the 12-month period.

Describe recent portfolio activity.

•

At the beginning of the period, the Fund held an overweight position in agency MBS as prepayments remained subdued and volatility moved lower. This overweight was maintained for most of the first half of the period, before the Fund moved to a modest underweight in MBS based on its strong performance and tight spreads relative to other sectors. While underweight in MBS overall, the Fund remained overweight in 30-year versus 15-year MBS arena, with a focus on higher coupons in 30-year MBS. Given the decline in interest rates over the period, prepayment speeds increased during the first quarter of 2015. Against this backdrop, the Fund maintained a bias toward more seasoned, higher coupon MBS and away from more recently issued, lower coupon mortgage pools that may be more sensitive to prepayment given the further decline in mortgage rates. The Fund continued to favor ABS, while selectively adding to CMBS interest-only securities.

Describe portfolio positioning at period end.

•

Relative to the Barclays MBS Index, the Fund ended the period with a modest underweight position in agency MBS. At the same time, the Fund maintained a positive carry (income) profile versus the benchmark, with a bias toward higher coupon MBS. In addition, the Fund maintained overweight positions in both CMBS and ABS.

•

While West Coast port closures and severe winter weather on the East Coast clouded the picture in recent months, the Fund maintained a modest underweight in duration relative to the benchmark index in view of the overall positive trajectory of the U.S. economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	94%
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	98%
AA/Aa	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

8	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	5.40%	5.91%	6.33%	5.22%
Barclays MBS Index	2.86	5.53	3.63	4.87

[3]	See “About Fund Performance” on page 14 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[4]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,030.50	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	9

Fund Summary as of Date	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Treasury 7-10 Year Bond Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

As part of its strategy, the Fund engages in the selling of U.S. Treasury futures and uses interest rate swaps to achieve negative duration (i.e., the inverse effect of the benchmark index duration). Cash is received and held by the Fund as collateral for these transactions. During the period, the use of derivatives had a negative impact on Fund returns. The use and costs of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a stand-alone strategy.

•

The Fund’s allocation to Series S Portfolio contributed positively to performance for the period. Series S Portfolio generated positive returns driven by sector allocation and security selection within structured products, including asset-backed securities (ABS) and commercial mortgage-

backed securities. Series S Portfolio’s position in corporate bonds and agency mortgage-backed securities also aided performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio, a short-term proprietary fund, in order to offset the cost of the derivatives.

•

During the period, Series S Portfolio increased its allocation to U.S. Treasuries due to their more attractive risk-adjusted return profile versus corporate bonds. Toward the second half of 2014, Series S Portfolio reduced its allocation in corporates because of their rich valuations, elevated market volatility and heightened event risks in the industrials sector. Series S Portfolio also reduced its position in agency mortgage-backed securities, as declining interest rates led to increased prepayment risks. Lastly, Series S Portfolio was positioned with a shorter duration bias, or an interest-rate sensitivity below that of its benchmark, at the close of the period.

Describe portfolio positioning at period end.

•

At period end, the Fund held positions in U.S. Treasury futures and interest rate swaps, Series S Portfolio and the Bank of New York Cash Reserve Money Market Fund. Through its investment in Series S Portfolio, the Fund held exposures to investment grade corporate bonds, high yield, agency MBS, CMBS, ABS and U.S. agency debentures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Fixed Income Funds	30%
Other Assets Less Liabilities	70

Portfolio Holdings	Percent of Affiliated Investment Companies

BlackRock Allocation Target Shares: Series S Portfolio	100%

10	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Series P Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.

[2]

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

[3]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series P Portfolio	3.05%	(8.40)%	(3.10)%
Barclays U.S. Treasury 7-10 Year Bond Index	5.74	8.88	2.76

[4]	See “About Fund Performance” on page 14 for a detailed description of performance related information.

[5]	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$942.70	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	11

Fund Summary as of March 31, 2015	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2015, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The main contributors to Fund performance were sector allocation and security selection within structured products, including asset-backed securities (ABS) and commercial mortgage-backed securities. The Fund’s positions in corporate bonds and agency mortgage-backed securities also aided performance.

•

The Fund’s allocation to high yield bonds was the primary detractor from performance. High yield debt underperformed during the period, as the sharp decline in oil prices weighed heavily on the asset class during the second half of 2014.

•

As part of its investment strategy, the Fund held derivatives during the period. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk (sensitivity to interest rate movements). The Fund may also use credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices also help manage market risk. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had a negative impact on Fund returns.

Describe recent portfolio activity.

•

During the period, the Fund increased its allocation to U.S. Treasuries due to their more attractive risk-adjusted return profile versus corporate bonds. Toward the second half of 2014, the Fund reduced its allocation in corporates because of their rich valuations, elevated market volatility and heightened event risks in the industrials sector. The Fund also reduced its position in agency mortgage-backed securities, as declining interest rates led to increased prepayment risks.

Describe portfolio positioning at period end.

•	The Fund was positioned with a shorter duration bias, or an interest-rate sensitivity below that of the benchmark, at the close of the period.

•

The Fund’s investment advisor retained a positive view on securitized assets due to negative net supply and the robust investor demand for ABS stemming from the continued improvement in consumer balance sheets. The investment advisor therefore continued to prefer ABS to corporate bonds, as the sector had comparatively stronger fundamentals and better valuations. Although the Fund’s investment advisor maintained a positive view on the underlying fundamentals of the corporate bond market, it remained cautious due to increased market volatility and potential event risk within industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	36%
Asset-Backed Securities	23
Non-Agency Mortgage-Backed Securities	18
U.S. Treasury Obligations	11
U.S. Government Sponsored Agency Securities	8
Foreign Government Obligations	4

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	53%
AA/Aa	6
A	20
BBB/Baa	21

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

12	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supra-national organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, asset-backed securities, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[3]
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	(5.73)%	1.81%	3.13%	4.17%
BofA Merrill Lynch 1-3 Year Treasury Index	0.70	1.00	1.02	2.62

[3]	See “About Fund Performance” on page 14 for a detailed description of performance related information. Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[6]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[4]	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[4]	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]
Series S Portfolio	$1,000.00	$1,008.50	$0.05	$0.00	$1,000.00	$1,024.88	$0.05	$1,024.93	$0.00

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if a Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

14	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and.or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	15

Schedule of Investments March 31, 2015	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Aerospace & Defense — 1.1%
The Boeing Co., 2.50%, 3/01/25	$305	$303,820
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,384,924
United Technologies Corp.:
1.80%, 6/01/17	820	835,094
6.05%, 6/01/36	450	594,811
4.50%, 6/01/42	740	820,763

		3,939,412
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)	503	512,845
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.38%, 4/01/24	150	155,250
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)	936	996,685
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	898	931,742
Virgin Australia Trust, 5.00%, 10/23/25 (a)	279	293,849

		2,377,526
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	225	226,687
4.88%, 3/15/19	501	510,394
5.88%, 2/01/22	600	618,000

		1,355,081
Automobiles — 0.9%
Daimler Finance North America LLC, 1.25%, 1/11/16 (a)	2,300	2,308,510
Volkswagen Group of America Finance LLC, 1.60%, 11/20/17 (a)	1,050	1,059,190

		3,367,700
Banks — 11.9%
Abbey National Treasury Services PLC:
1.65%, 9/29/17	975	981,084
2.38%, 3/16/20	1,075	1,082,667
Associated Banc-Corp., 5.13%, 3/28/16	1,490	1,543,542
Bank of America Corp.:
6.05%, 5/16/16	1,350	1,417,133
6.50%, 8/01/16	3,330	3,553,939
5.63%, 10/14/16	325	346,020
5.75%, 12/01/17	1,755	1,931,114
5.70%, 1/24/22	2,125	2,484,633
4.20%, 8/26/24	1,210	1,251,825
4.00%, 1/22/25	605	609,896
5.00%, 1/21/44	625	717,389
4.88%, 4/01/44	500	562,765

Corporate Bonds	Par (000)	Value
Banks (concluded)
Bank of America N.A., 1.65%, 3/26/18	$1,075	$1,077,680
Barclays Bank PLC, 5.14%, 10/14/20	300	333,305
Barclays PLC:
2.75%, 11/08/19	805	812,931
4.38%, 9/11/24	375	379,287
Citigroup, Inc.:
1.85%, 11/24/17	1,400	1,409,838
2.50%, 7/29/19	950	963,545
6.00%, 10/31/33	100	118,204
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	1,050	1,086,962
HSBC Holdings PLC:
4.25%, 3/14/24	550	577,141
6.80%, 6/01/38	755	992,852
HSBC USA, Inc., 1.70%, 3/05/18	955	956,788
ING Bank NV:
3.00%, 9/01/15 (a)	1,625	1,639,560
2.50%, 10/01/19 (a)	950	964,889
Intesa Sanpaolo SpA, 3.13%, 1/15/16	630	638,581
JPMorgan Chase & Co.:
1.70%, 3/01/18	1,075	1,079,319
2.20%, 10/22/19	1,655	1,659,503
2.25%, 1/23/20	1,800	1,803,856
3.20%, 1/25/23	400	406,656
3.88%, 2/01/24	700	740,494
3.63%, 5/13/24	1,175	1,221,753
4.85%, 2/01/44	625	713,221
Macquarie Bank Ltd., 1.60%, 10/27/17 (a)	1,300	1,299,395
Regions Financial Corp., 5.75%, 6/15/15	550	554,879
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22	75	84,457
6.00%, 12/19/23	1,250	1,390,427
5.13%, 5/28/24	300	314,733
Wells Fargo & Co.:
3.68%, 6/15/16 (b)	300	310,636
3.50%, 3/08/22	1,500	1,592,465
4.13%, 8/15/23	350	373,589
5.61%, 1/15/44	200	242,180
4.65%, 11/04/44	605	648,880

		42,870,013
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,000	986,574
Biotechnology — 0.2%
Amgen, Inc., 5.38%, 5/15/43	520	620,393
Capital Markets — 5.7%
Credit Suisse:
3.00%, 10/29/21	665	677,801
3.63%, 9/09/24	1,150	1,188,602

Portfolio Abbreviations
AMT	Alternative Minimum Tax (subject to)	OTC	Over-the-counter
EDA	Economic Development Authority	RB	Revenue Bonds
GO	General Obligation Bonds	REIT	Real Estate Investment Trust
IDA	Industrial Development Authority	TBA	To-be-announced
LIBOR	London Interbank Offered Rate

See Notes to Financial Statements.

16	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20 (a)	$905	$910,163
Deutsche Bank AG:
1.88%, 2/13/18	640	640,902
4.50%, 4/01/25	895	894,026
The Goldman Sachs Group, Inc.:
6.25%, 9/01/17	635	704,173
6.15%, 4/01/18	850	955,605
2.63%, 1/31/19	1,000	1,021,666
2.55%, 10/23/19	1,470	1,490,433
5.75%, 1/24/22	165	192,614
6.25%, 2/01/41	725	945,020
4.80%, 7/08/44	975	1,082,825
Morgan Stanley:
0.73%, 10/15/15 (c)	2,050	2,052,903
6.25%, 8/28/17	885	977,670
1.88%, 1/05/18	1,240	1,248,484
7.30%, 5/13/19	1,625	1,944,013
5.63%, 9/23/19	265	301,642
5.50%, 7/28/21	10	11,601
4.35%, 9/08/26	655	686,613
4.30%, 1/27/45	210	217,608
UBS AG:
1.80%, 3/26/18	1,460	1,464,051
2.38%, 8/14/19	973	980,760

		20,589,175
Chemicals — 0.6%
CF Industries, Inc., 5.38%, 3/15/44	350	393,246
Eastman Chemical Co., 4.65%, 10/15/44	700	734,621
LyondellBasell Industries NV, 5.00%, 4/15/19	825	909,781

		2,037,648
Commercial Services & Supplies — 0.6%
The ADT Corp., 2.25%, 7/15/17	400	397,000
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)	1,575	1,792,415

		2,189,415
Consumer Finance — 2.4%
American Express Credit Corp., 1.55%, 9/22/17	460	463,411
Capital One Financial Corp.:
1.00%, 11/06/15	475	475,572
3.50%, 6/15/23	850	872,592
Discover Financial Services, 3.85%, 11/21/22	650	666,877
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	2,350	2,355,189
1.70%, 5/09/16	700	703,257
1.72%, 12/06/17	1,275	1,272,177
Navient Corp., 3.88%, 9/10/15	1,700	1,712,189

		8,521,264
Diversified Financial Services — 3.9%
BP Capital Markets PLC:
3.13%, 10/01/15	2,875	2,911,369
3.54%, 11/04/24	610	621,215
3.51%, 3/17/25	570	581,375
CME Group Index Services LLC, 4.40%, 3/15/18 (a)	1,700	1,863,299
General Electric Capital Corp.:
6.75%, 3/15/32	1,075	1,486,885
6.15%, 8/07/37	715	949,087
General Motors Financial Co., Inc.:
3.25%, 5/15/18	660	672,375
6.75%, 6/01/18	325	365,625
3.15%, 1/15/20	760	769,041

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
HSBC Finance Corp., 6.68%, 1/15/21	$1,100	$1,306,173
Shell International Finance BV, 6.38%, 12/15/38	800	1,107,650
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (a)	529	553,544
Voya Financial, Inc., 2.90%, 2/15/18	775	799,650

		13,987,288
Diversified Telecommunication Services — 3.6%
AT&T Inc.:
0.00%, 11/27/22 (a)(d)	1,000	778,241
4.30%, 12/15/42	76	72,694
4.80%, 6/15/44	65	66,562
4.35%, 6/15/45	105	100,430
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (a)	950	970,530
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (a)	1,375	1,386,903
Verizon Communications, Inc.:
3.65%, 9/14/18	3,500	3,721,725
5.15%, 9/15/23	725	831,201
4.27%, 1/15/36 (a)	1,475	1,463,725
6.25%, 4/01/37	850	1,048,338
3.85%, 11/01/42	425	386,077
6.55%, 9/15/43	553	720,094
4.67%, 3/15/55 (a)	562	550,390
Verizon Global Funding Corp., 7.75%, 12/01/30	750	1,056,424

		13,153,334
Electric Utilities — 5.9%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)	400	459,562
Carolina Power & Light Co., 6.30%, 4/01/38	750	1,053,270
Duke Energy Carolinas LLC:
5.25%, 1/15/18	450	499,129
3.75%, 6/01/45	420	431,611
Duke Energy Corp., 3.35%, 4/01/15	1,700	1,700,000
E.ON International Finance BV, 5.80%, 4/30/18 (a)	1,100	1,229,789
Entergy Arkansas, Inc., 3.70%, 6/01/24	825	883,238
Eversource Energy, 1.60%, 1/15/18	125	125,257
Florida Power & Light Co., 5.95%, 2/01/38	800	1,088,035
Great Plains Energy, Inc., 5.29%, 6/15/22 (b)(e)	745	855,247
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,853,746
Kentucky Utilities Co., 5.13%, 11/01/40	375	467,995
MidAmerican Energy Holdings Co.:
5.30%, 3/15/18	2,170	2,410,534
5.75%, 4/01/18	1,475	1,656,894
Mississippi Power Co., 4.25%, 3/15/42	400	413,817
Northern States Power Co., 6.20%, 7/01/37	725	1,010,841
Ohio Power Co., 6.60%, 3/01/33	675	900,047
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	960	1,208,554
PacifiCorp, 6.00%, 1/15/39	450	606,763
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,205,810
3.15%, 4/01/22	775	798,852
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)	445	464,814

		21,323,805
Energy Equipment & Services — 0.4%
Ensco PLC:
4.50%, 10/01/24	80	77,540

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	17

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Energy Equipment & Services (concluded)
5.20%, 3/15/25	$225	$225,350
Transocean, Inc.:
5.05%, 12/15/16	1,095	1,105,950
6.38%, 12/15/21	14	11,777

		1,420,617
Food & Staples Retailing — 0.5%
CVS Health Corp., 5.30%, 12/05/43	425	519,198
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	834,028
6.50%, 8/15/37	160	223,521
6.20%, 4/15/38	230	313,191

		1,889,938
Food Products — 0.1%
Kraft Foods Group, Inc., 5.00%, 6/04/42	250	276,656
Gas Utilities — 0.3%
Atmos Energy Corp., 8.50%, 3/15/19	800	993,740
Health Care Equipment & Supplies — 2.4%
Becton Dickinson and Co.:
2.68%, 12/15/19	100	102,142
3.73%, 12/15/24	160	167,456
Covidien International Finance SA:
1.35%, 5/29/15	800	801,112
6.00%, 10/15/17	2,300	2,564,988
2.95%, 6/15/23	525	533,036
Medtronic, Inc.:
3.15%, 3/15/22 (a)	960	996,829
3.50%, 3/15/25 (a)	1,455	1,521,044
4.63%, 3/15/44	500	559,334
4.63%, 3/15/45 (a)	360	408,050
Zimmer Holdings, Inc.:
2.00%, 4/01/18	390	393,120
2.70%, 4/01/20	680	689,483

		8,736,594
Health Care Providers & Services — 1.2%
Aetna, Inc.:
3.50%, 11/15/24	395	412,022
4.50%, 5/15/42	135	149,805
Coventry Health Care, Inc., 5.45%, 6/15/21	850	990,598
UnitedHealth Group, Inc.:
4.63%, 11/15/41	645	728,178
4.25%, 3/15/43	530	573,414
Anthem, Inc., 4.35%, 8/15/20	1,275	1,407,381

		4,261,398
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18	925	980,500
Industrial Conglomerates — 0.7%
Eaton Corp., 4.15%, 11/02/42	900	927,235
Hutchison Whampoa International Ltd., 4.63%, 9/11/15 (a)	1,000	1,016,763
Tyco Electronics Group SA, 3.50%, 2/03/22	600	625,942

		2,569,940
Insurance — 4.1%
ACE INA Holdings, Inc., 2.60%, 11/23/15	625	632,281
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	934,586
American International Group, Inc.:
5.85%, 1/16/18	1,530	1,709,221
3.38%, 8/15/20	1,000	1,055,153
6.40%, 12/15/20	485	587,488
4.50%, 7/16/44	200	214,683
Genworth Holdings, Inc., 4.90%, 8/15/23	313	267,615

Corporate Bonds	Par (000)	Value
Insurance (concluded)
Manulife Financial Corp., 4.90%, 9/17/20	$750	$837,887
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (a)	575	943,341
MetLife Institutional Funding II, 1.63%, 4/02/15 (a)	6,000	6,000,000
MetLife, Inc., 4.72%, 12/15/44	215	243,969
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)	1,050	1,463,199

		14,889,423
Internet Software & Services — 0.3%
Alibaba Group Holding Ltd., 1.63%, 11/28/17 (a)	975	977,572
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	625	627,162
Life Sciences Tools & Services — 0.6%
Life Technologies Corp.:
3.50%, 1/15/16	1,295	1,320,464
6.00%, 3/01/20	820	947,012

		2,267,476
Machinery — 0.3%
AGCO Corp., 5.88%, 12/01/21	350	397,521
John Deere Capital Corp., 1.35%, 1/16/18	790	793,143

		1,190,664
Media — 3.0%
21st Century Fox America, Inc., 6.40%, 12/15/35	781	1,027,487
Comcast Corp.:
4.25%, 1/15/33	650	697,259
6.50%, 11/15/35	550	747,569
6.55%, 7/01/39	500	683,365
4.50%, 1/15/43	225	247,021
COX Communications, Inc., 8.38%, 3/01/39 (a)	466	659,841
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.20%, 3/15/20	800	902,918
3.80%, 3/15/22	1,110	1,150,501
5.15%, 3/15/42	325	339,648
Grupo Televisa SAB, 6.63%, 1/15/40	900	1,109,865
Sky PLC:
2.63%, 9/16/19 (a)	200	203,105
3.75%, 9/16/24 (a)	510	527,261
Time Warner Cable, Inc.:
8.25%, 4/01/19	695	850,082
6.55%, 5/01/37	625	784,904
Time Warner, Inc., 6.25%, 3/29/41	682	880,170

		10,810,996
Metals & Mining — 1.5%
Alcoa, Inc., 5.13%, 10/01/24	535	572,617
Barrick Gold Corp.:
3.85%, 4/01/22	377	368,651
4.10%, 5/01/23	471	464,647
Corp Nacional del Cobre de Chile, 4.88%, 11/04/44 (a)	353	368,848
Freeport-McMoRan, Inc.:
3.10%, 3/15/20	88	85,744
3.55%, 3/01/22	1,530	1,416,212
5.40%, 11/14/34	888	811,885
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	550	735,857
Rio Tinto Finance USA PLC:
4.75%, 3/22/42	55	59,034
4.13%, 8/21/42	183	180,235

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Southern Copper Corp., 6.75%, 4/16/40	$300	$319,830

		5,383,560
Multiline Retail — 0.2%
Target Corp., 4.00%, 7/01/42	675	715,127
Multi-Utilities — 2.3%
Berkshire Hathaway Energy Co., 4.50%, 2/01/45	900	979,771
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	967,158
CMS Energy Corp., 5.05%, 3/15/22	1,644	1,880,396
Dominion Gas Holdings LLC, 2.50%, 12/15/19	845	861,314
NiSource Finance Corp., 5.25%, 2/15/43	440	523,682
Pacific Gas & Electric Co.:
3.85%, 11/15/23	575	613,912
3.40%, 8/15/24	880	917,340
4.30%, 3/15/45	220	236,750
Virginia Electric & Power Co., 6.00%, 1/15/36	900	1,192,190

		8,172,513
Oil, Gas & Consumable Fuels — 9.1%
Anadarko Petroleum Corp., 6.38%, 9/15/17	1,545	1,719,015
Canadian Natural Resources Ltd.:
1.75%, 1/15/18	495	492,548
5.90%, 2/01/18	1,700	1,876,200
Chevron Corp., 2.19%, 11/15/19	255	260,321
ConocoPhillips Co.:
3.35%, 11/15/24	370	381,286
4.30%, 11/15/44	385	408,634
Continental Resources, Inc.:
7.13%, 4/01/21	460	481,275
5.00%, 9/15/22	1,300	1,282,125
4.50%, 4/15/23	400	388,212
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	485	605,833
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	390	445,894
Energy Transfer Partners LP:
5.20%, 2/01/22	1,130	1,231,191
6.50%, 2/01/42	560	649,593
Enterprise Products Operating LLC:
3.70%, 6/01/15	500	502,213
6.45%, 9/01/40	800	1,004,454
5.70%, 2/15/42	490	586,417
Exxon Mobil Corp.:
2.40%, 3/06/22	900	907,077
2.71%, 3/06/25	725	732,388
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc., 6.50%, 11/15/20	762	808,673
Kerr-McGee Corp., 7.88%, 9/15/31	450	613,079
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17	1,325	1,423,822
7.30%, 8/15/33	1,400	1,690,958
5.00%, 3/01/43	190	185,567
Kinder Morgan, Inc.:
2.00%, 12/01/17	80	79,875
3.05%, 12/01/19	1,255	1,267,455
6.50%, 9/15/20	925	1,070,835
Marathon Petroleum Corp., 4.75%, 9/15/44	631	642,144
Noble Energy, Inc., 5.25%, 11/15/43	425	444,153
Phillips 66, 4.88%, 11/15/44	828	886,727
Pioneer Natural Resources Co., 6.88%, 5/01/18	880	997,292
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	904,239

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
4.90%, 2/15/45	$700	$736,020
Schlumberger Norge AS, 4.20%, 1/15/21 (a)	975	1,072,114
Texas Eastern Transmission LP, 2.80%, 10/15/22 (a)	1,400	1,346,507
TransCanada PipeLines Ltd., 6.10%, 6/01/40	500	620,715
Western Gas Partners LP, 5.38%, 6/01/21	1,025	1,132,656
The Williams Cos., Inc.:
3.70%, 1/15/23	1,200	1,109,281
4.55%, 6/24/24	220	213,073
8.75%, 3/15/32	155	185,500
Williams Partners LP:
4.50%, 11/15/23	1,300	1,347,931
6.30%, 4/15/40	225	247,566

		32,980,858
Pharmaceuticals — 4.6%
AbbVie, Inc.:
1.75%, 11/06/17	2,220	2,227,874
4.40%, 11/06/42	795	818,386
Actavis Funding SCS:
3.45%, 3/15/22	1,780	1,823,213
3.85%, 6/15/24	2,450	2,530,700
3.80%, 3/15/25	480	495,374
4.55%, 3/15/35	525	547,217
4.85%, 6/15/44	425	451,416
Allergan, Inc., 5.75%, 4/01/16	550	575,696
EMD Finance LLC, 1.70%, 3/19/18 (a)	1,800	1,809,639
Hospira, Inc., 5.20%, 8/12/20	900	1,026,530
Merck & Co., Inc.:
2.35%, 2/10/22	310	310,273
3.70%, 2/10/45	175	175,828
Mylan, Inc., 2.60%, 6/24/18	968	988,461
Pfizer, Inc., 3.00%, 6/15/23	325	332,856
Roche Holdings, Inc.:
6.00%, 3/01/19 (a)	498	576,614
4.00%, 11/28/44 (a)	400	431,873
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	10	12,707
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	514	541,343
Wyeth LLC, 5.95%, 4/01/37	800	1,024,206

		16,700,206
Professional Services — 0.5%
The Dun & Bradstreet Corp., 3.25%, 12/01/17	1,300	1,329,588
Experian Finance PLC, 2.38%, 6/15/17 (a)	600	605,593

		1,935,181
Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp.:
4.70%, 3/15/22	1,325	1,421,009
3.50%, 1/31/23	525	520,400
5.00%, 2/15/24	568	621,105
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,075,818
DDR Corp., 4.75%, 4/15/18	280	301,433
HCP, Inc., 3.75%, 2/01/16	525	536,920
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	839,196
Simon Property Group LP:
1.50%, 2/01/18 (a)	725	726,390
10.35%, 4/01/19	280	362,936
4.25%, 10/01/44	225	235,856

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	19

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 9/17/24 (a)	$650	$672,307

		7,313,370
Road & Rail — 1.9%
Burlington Northern Santa Fe LLC:
3.40%, 9/01/24	1,275	1,330,710
5.75%, 5/01/40	500	624,971
4.15%, 4/01/45	90	93,622
Canadian National Railway Co.:
2.95%, 11/21/24	755	775,007
6.25%, 8/01/34	1,100	1,484,983
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	600,329
Kansas City Southern de Mexico SA de CV, 2.35%, 5/15/20	370	364,443
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)	1,500	1,503,171

		6,777,236
Software — 0.6%
Autodesk, Inc., 1.95%, 12/15/17	550	550,438
Oracle Corp.:
2.80%, 7/08/21	820	849,343
3.63%, 7/15/23	800	860,107

		2,259,888
Specialty Retail — 0.6%
The Home Depot, Inc., 4.40%, 3/15/45	215	240,055
QVC, Inc.:
7.38%, 10/15/20 (a)	310	321,625
4.38%, 3/15/23	1,700	1,732,047

		2,293,727
Tobacco — 1.5%
Altria Group, Inc., 5.38%, 1/31/44	725	847,899
BAT International Finance PLC, 1.40%, 6/05/15 (a)	1,200	1,201,385
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)	950	955,422
Lorillard Tobacco Co., 7.00%, 8/04/41	350	453,773
Philip Morris International, Inc.:
3.88%, 8/21/42	700	689,126
4.25%, 11/10/44	975	1,022,541
Reynolds American, Inc.:
3.25%, 11/01/22	180	179,109
4.85%, 9/15/23	220	243,078

		5,592,333
Wireless Telecommunication Services — 1.8%
Alltel Corp., 7.88%, 7/01/32	470	671,693
America Movil SAB de CV, 2.38%, 9/08/16	3,140	3,191,465
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	300	302,512
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)	1,450	1,654,131
Orange SA, 5.50%, 2/06/44	350	415,535
Vodafone Group PLC, 4.38%, 2/19/43	272	267,538

		6,502,874
Total Corporate Bonds — 79.3%		286,351,022

Foreign Agency Obligations	Par (000)	Value
CDP Financial, Inc., 3.15%, 7/24/24 (a)	$975	$1,011,725
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	800	781,438
Export-Import Bank of Korea, 1.00%, 1/14/17 (c)	1,307	1,313,196
Nakilat, Inc., 6.07%, 12/31/33 (a)	25	29,094
Petrobras Global Finance BV:
3.88%, 1/27/16	700	686,616
5.88%, 3/01/18	1,874	1,794,355
Petroleos Mexicanos:
3.50%, 7/18/18	1,700	1,768,000
3.50%, 1/30/23	650	634,725
6.38%, 1/23/45	475	531,050
Total Foreign Agency Obligations — 2.4%		8,550,199

Foreign Government Obligations
Brazil — 0.3%
Federative Republic of Brazil, 5.00%, 1/27/45	1,350	1,248,750
Canada — 0.1%
Province of Manitoba, 3.05%, 5/14/24	469	497,300
Colombia — 0.6%
Republic of Colombia:
2.63%, 3/15/23	1,200	1,128,000
4.00%, 2/26/24	200	206,200
5.63%, 2/26/44	813	908,527

		2,242,727
Indonesia — 0.4%
Republic of Indonesia, 4.13%, 1/15/25	1,250	1,282,813
Mexico — 1.2%
United Mexican States:
4.75%, 3/08/44	2,525	2,651,250
5.55%, 1/21/45	1,350	1,582,875

		4,234,125
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	354,525
Philippines — 0.1%
Republic of Philippine, 4.20%, 1/21/24	203	227,360
Uruguay — 0.1%
Republic of Uruguay, 5.10%, 6/18/50	375	390,000
Total Foreign Government Obligations — 2.9%		10,477,600

Preferred Securities
Capital Trusts
Banks — 1.4%
HSBC Holdings PLC, 6.38% (c)(f)	580	594,500
JPMorgan Chase & Co.:
6.00% (c)(f)	975	987,187
7.90% (c)(f)	1,850	1,991,063
Wachovia Capital Trust III, 5.57% (c)(f)	225	222,165
Wells Fargo & Co., 5.90% (c)(f)	1,100	1,145,375

		4,940,290
Capital Markets — 0.3%
State Street Capital Trust IV, 1.24%, 6/01/77 (c)	1,075	908,375

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)	Value
Capital Trusts (concluded)
Diversified Financial Services
General Electric Capital Corp., 5.25% (c)(f)	$300	$308,250
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(c)	500	526,250

		834,500
Insurance — 1.0%
The Allstate Corp.:
5.75%, 8/15/53 (c)	835	909,106
6.50%, 5/15/67 (c)	240	277,800
American International Group, Inc., 8.18%, 5/15/68 (c)	760	1,077,718
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)	420	556,500
New York Life Insurance Co., 6.75%, 11/15/39 (a)	600	859,422

		3,680,546
Oil, Gas & Consumable Fuels — 0.3%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (c)	1,090	1,178,425
Total Capital Trusts — 3.2%		11,542,136

Preferred Stocks	Shares
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (a)(f)	2,200,000	2,332,440
Total Preferred Securities — 3.8%		13,874,576

Taxable Municipal Bonds	Par (000)
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	$1,000	1,359,980
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	1,075	1,575,585
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,751,063
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	1,200	1,569,912
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,420,575
State of California GO:
7.30%, 10/01/39	510	760,175
7.63%, 3/01/40	150	233,397
7.60%, 11/01/40	430	689,948
Total Taxable Municipal Bonds — 2.6%		9,360,635

U.S. Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19 (d)	$815	$748,915

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.38%, 5/15/44	4,020	4,709,366
3.00%, 11/15/44	1,725	1,890,088
2.50%, 2/15/45	550	544,929
U.S. Treasury Notes:
1.25%, 1/31/20	175	174,098
2.38%, 8/15/24	525	545,754
2.25%, 11/15/24	3,720	3,824,335
Total U.S. Treasury Obligations — 3.2%		11,688,570
Total Long-Term Investments (Cost — $319,806,448) — 94.4%		341,051,517

Short-Term Securities	Shares
Dreyfus Treasury Prime, 0.00% (g)	17,985,247	17,985,247
Total Short-Term Securities (Cost — $17,985,247) — 5.0%		17,985,247

Options Purchased
(Cost — $1,769,893) — 0.1%		425,322
Total Investments Before Options Written (Cost — $339,561,588) — 99.5%		359,462,086

Options Written
(Premiums Received — $1,577,229) — (0.1)%		(390,952)
Total Investments Net of Options Written — 99.4%		359,071,134
Other Assets Less Liabilities — 0.6%		2,011,399

Net Assets — 100.0%		$361,082,533

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	21

Schedule of Investments (continued)	Series C Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
26	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	$5,698,063	$13,938
349	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$41,953,617	315,247
71	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$9,152,344	34,088
89	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	$15,118,875	150,191
(71)	U.S. Treasury Bonds (20 Year)	Chicago Board of Trade	June 2015	$11,635,125	(119,076)
(150)	Euro Dollar Futures	Chicago Mercantile	March 2016	$37,185,000	(82,746)
(135)	Euro Dollar Futures	Chicago Mercantile	December 2016	$33,275,813	(127,595)
Total					$184,047

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Euro Dollar 1-Year Mid-Curve	Put	$98.50	6/12/15	319	$9,969
Euro Dollar 90-Day	Put	$99.00	12/14/15	158	17,775
Euro Dollar 90-Day	Put	$98.00	12/14/15	158	987
Total					$28,731

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	$98.50	12/14/15	316	$(7,900)

•	As of March 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.05%	Pay	3-month LIBOR	1/08/16	$4,440	$102,142
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	$41,400	294,449
Total								$396,591

•	As of March 31, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	Citibank N.A.	Call	1.90%	Pay	3-month LIBOR	3/02/17	$3,400	$(80,946)
10-Year Interest Rate Swap	Citibank N.A.	Put	2.90%	Receive	3-month LIBOR	3/02/17	$3,400	(92,183)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	$82,800	(209,923)
Total								$(383,052)

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series C Portfolio

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.82%[1]	3-month LIBOR	Chicago Mercantile	12/09/19	$8,000	$(169,183)
3.03%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	$913	(122,452)
3.05%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	$913	(124,440)
3.05%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	$913	(124,906)
3.06%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	$913	(127,482)
2.54%[2]	3-month LIBOR	Chicago Mercantile	1/12/45	$1,800	68,254
Total					$(600,209)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

•	As of March 31, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	$(27,604)	$(1,360)	$(26,244)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(31,994)	(16,920)	(15,074)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	(24,829)	9,865	(34,694)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(32,690)	(5,840)	(26,850)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	$1,165	(27,564)	(13,136)	(14,428)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	$1,165	(27,279)	(13,996)	(13,283)
Total					$(171,960)	$(41,387)	$(130,573)

•	As of March 31, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid (Received)	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/17	BBB-	$200	$2,586	$(4,924)	$7,510
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	$1,400	31,607	2,916	28,691
UnitedHealth Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A	$1,200	27,339	(1,482)	28,821
Anthem, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	Not Rated	$1,200	24,990	(5,701)	30,691
Host Hotels & Resorts LP	1.00%	Credit Suisse International	3/20/19	BBB	$825	11,590	(4,032)	15,622
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	$14	198	52	146
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	$6	78	23	55
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	$1	9	3	6
Valero Energy Corp.	1.00%	Citibank N.A.	9/20/19	BBB	$3	43	23	20
Total						$98,440	$(13,122)	$111,562

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	23

Schedule of Investments (concluded)	Series C Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$341,051,517	—	$341,051,517
Short-Term Securities	$17,985,247	—	—	17,985,247
Options Purchased	28,731	396,591	—	425,322

Total	$18,013,978	$341,448,108	—	$359,462,086

[1] See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$111,562	—	$111,562
Interest rate contracts	$513,464	68,254	—	581,718
Liabilities:
Credit contracts	—	(130,573)	—	(130,573)
Interest rate contracts	(337,317)	(1,051,515)	—	(1,388,832)

Total	$176,147	$(1,002,272)	—	$(826,125)

[2]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$11,334	—	—	$11,334
Cash pledged for centrally cleared swaps	300,000	—	—	300,000
Cash pledged for financial futures contracts	479,000	—	—	479,000

Total	$790,334	—	—	$790,334

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments March 31, 2015	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.1%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	$455	$529,611
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 4.63%, 6/01/23	500	502,275
Arizona — 1.4%
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	583,900
The IDA of the City of Phoenix, Refunding RB, Basis School Project, 5.00%, 7/01/45	100	100,871

		684,771
Arkansas — 0.6%
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	250	283,150
California — 13.7%
Bay Area Toll Authority, Refunding RB, Series F-1, 5.00%, 4/01/54	1,000	1,128,950
California County Tobacco Securitization Agency, RB, Asset-Backed:
5.45%, 6/01/28	500	490,575
5.60%, 6/01/36	160	147,517
California County Tobacco Securitization Agency, Refunding RB, Asset-Backed:
Merced County Project, 5.00%, 6/01/26	55	55,025
Sonoma County Corp. Project, 5.00%, 6/01/26	215	202,777
Sonoma County Corp. Project, 5.25%, 6/01/45	135	113,165
California Municipal Finance Authority, RB, Sycamore Academy Project, 5.63%, 7/01/44 (a)	150	154,399
California School Finance Authority, RB, Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	261,923
California Statewide Communities Development Authority, Refunding RB:
5.00%, 11/15/49	500	565,720
899 Charleston Project, Series A, 5.25%, 11/01/44	250	256,137
Huntington Memorial Hospital, Series B, 5.00%, 7/01/44	500	564,280
California Statewide Financing Authority, RB, Asset-Backed, Series B:
5.63%, 5/01/29	125	125,014
6.00%, 5/01/43	140	140,003
City & County of San Francisco Airports Commission-San Francisco International Airport Refunding RB, AMT, Series A, 5.00%, 5/01/44	1,000	1,111,660
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 9/01/44	250	283,070
City of Roseville, Special Tax Bonds, CFD No. 1,5.00%, 9/01/44	500	507,485
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	645	543,780

		6,651,480
Colorado — 4.1%
Colorado Educational & Cultural Facilities Authority, Refunding RB:

Municipal Bonds	Par (000)	Value
Colorado (concluded)
Charter School-University Project, 5.00%, 12/15/45 (a)	$500	$504,505
Classical Academy Project, Series A, 5.00%, 12/01/38	350	389,063
Colorado Health Facilities Authority, Refunding RB, Covenant Retirement Communities Project, 5.00%, 12/01/35	500	543,585
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	500	537,055

		1,974,208
Connecticut — 0.6%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45	100	100,752
Mohegan Tribe of Indians of Connecticut,:
RB, Series A, 6.75%, 2/01/45 (a)	110	111,183
Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	100	100,033

		311,968
District of Columbia — 0.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	200	251,478
Florida — 6.1%
Alachua County Health Facilities Authority, RB, Shands Teaching Hospital & Clinics Project, 5.00%, 12/01/44	250	279,647
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 4.00%, 4/01/36	890	888,745
Capital Trust Agency, Inc., RB, Faulk Senior Services Project, 6.75%, 12/01/49	250	252,245
Celebration Pointe Community Development District, Special Assessment Bonds, 5.13%, 5/01/45	250	255,803
Collier County Health Facilities Authority, Refunding RB, Series A, 4.00%, 5/01/45	100	99,132
Florida Development Finance Corp., RB:
Miami Arts Charter School Project, Series A, 6.00%, 6/15/44 (a)	150	153,066
Renaissance Charter School Project, Series A, 6.13%, 6/15/44	150	150,768
Lakewood Ranch Stewardship District, Special Assessment Bonds, 4.88%, 5/01/35	250	245,313
Miami-Dade County IDA, RB:
Biscayne Properties, Series A, 5.00%, 6/01/35	115	122,150
Biscayne Properties, Series A, 5.00%, 6/01/40	155	163,590
Biscayne Properties, Series A, 5.00%, 6/01/48	115	120,696
Trout Creek Community Development District, Special Assessment Bonds, 5.63%, 5/01/45	250	246,953

		2,978,108
Georgia — 1.2%
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 8/15/54	250	292,333
Private Colleges & Universities Authority RB, Savannah College of Art & Design Project, 5.00%, 4/01/44	250	275,290

		567,623

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	25

Schedule of Investments (continued)	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Luke’s Health Systems, Inc., Project, 5.00%, 3/01/44	$500	$556,975
Illinois — 3.1%
City of Chicago, GO, Refunding, Series A, 5.00%, 1/01/36	250	251,920
City of Chicago, O’Hare International Airport Revenue Refunding RB, Series D, 5.00%, 1/01/39	260	287,373
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Project, 5.50%, 5/15/30	500	536,740
Senior, Rogers Park Montessori School Project, 6.13%, 2/01/45	150	153,317
State of Illinois, GO, 5.00%, 2/01/39	250	262,343

		1,491,693
Indiana — 0.6%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	250	272,493
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	750	800,970
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, Series C, 5.50%, 6/01/42	150	132,527
Capital Appreciation, Asset-Backed, Series B, 5.60%, 6/01/34	160	153,104

		1,086,601
Louisiana — 0.3%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 9/15/44 (a)	150	152,651
Maryland — 1.1%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 7/01/44	250	257,565
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	150	170,871
Maryland Economic Development Corp., Refunding RB, University of Maryland Project, 5.00%, 7/01/39	100	108,248

		536,684
Massachusetts — 1.9%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 7/01/44	500	562,555
Refunding RB, Covanta Energy Project, Series B, 4.88%, 11/01/42 (a)	350	359,513

		922,068
Michigan — 2.6%
Michigan Finance Authority, Refunding RB, AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 7/01/44	250	261,103
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 6/01/42	150	148,797
Wayne County Airport Authority, RB:
AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	277,270
Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	555,835

		1,243,005

Municipal Bonds	Par (000)	Value
Minnesota — 0.4%
St. Paul Port Authority, RB, AMT, Gerdau St. Paul Steel Mill Project, 4.50%, 10/01/37	$100	$98,884
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury Project, 5.13%, 12/01/44	100	101,477

		200,361
New Jersey — 7.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	250	269,910
5.25%, 11/01/44	250	269,297
New Jersey EDA, RB:
Leap Academy Charter School Project, Series A, 6.20%, 10/01/44	150	155,555
Refunding, Charter, Greater Brunswick Project, Series A, 6.00%, 8/01/49	250	256,983
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 4.25%, 7/01/44	500	506,845
Barnabas Health Obligated Project, 5.00%, 7/01/44	220	246,611
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,000	1,113,550
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/38	250	265,823
Transportation Program, Series AA, 5.00%, 6/15/44	200	213,516
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	365	279,944

		3,578,034
New Mexico — 0.7%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	325	327,284
New York — 17.0%
Build NYC Resource Corp., RB, 5.50%, 11/01/44	250	270,493
Build NYC Resource Corp., Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 1/01/35 (a)	100	108,002
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/44	195	208,956
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 7/01/44	500	541,935
Long Island Power Authority, Refunding RB, Series A, 5.00%, 9/01/44	500	560,135
Metropolitan Transportation Authority, RB, Sub Series D-1, 5.25%, 11/15/44	1,000	1,166,790
New York Counties Tobacco Trust IV, Refunding RB:
Series A, 6.25%, 6/01/41 (a)	550	561,341
Series A, 5.00%, 6/01/42	265	223,450
New York Liberty Development Corp., RB, Goldman Sachs Headquarters Project, 5.25%, 10/01/35	700	845,887

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB:
Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	$365	$384,148
Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	165,945
Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	100	121,269
New York State Thruway Authority, Refunding RB, Series J, 5.00%, 1/01/41	1,000	1,130,670
Tompkins County Development Corp., Refunding RB, Kendal at Ithaca Project, 5.00%, 7/01/44	500	541,105
TSASC, Inc., Refunding RB:
Series 1,4.75%, 6/01/22	265	267,311
Series 1,5.00%, 6/01/34	160	146,333
Ulster Tobacco Asset Securitization Corp., RB, Asset-Backed, 6.00%, 6/01/40	125	124,994
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	500	563,225
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	300	280,992

		8,212,981
North Carolina — 0.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	250	256,860
North Dakota — 0.4%
City of Williston, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	200	208,358
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 6/01/47	250	204,617
County of Franklin, RB, OPRS Communities Obligation Group Project, Series A, 6.13%, 7/01/40	585	648,542

		853,159
Oregon — 0.3%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	164,415
Pennsylvania — 7.1%
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 4/01/33	250	255,323
Montgomery County IDA, First Mortgage RB, NHS III Properties Project, 6.50%, 10/01/37	250	255,393
Montgomery County IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	285	288,531
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 7/01/32	150	164,755
Pennsylvania Economic Development Financing Authority,:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 6/30/42	250	276,035
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	517,520
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 7/15/38	250	273,077

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB, Series B, 5.25%, 12/01/44	$1,000	$1,146,840
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 7/01/42	250	268,815

		3,446,289
Puerto Rico — 0.9%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	110	110,675
5.63%, 5/15/43	10	10,012
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	400	328,512

		449,199
Rhode Island — 1.7%
Tobacco Settlement Financing Corp.,:
RB, Asset-Backed, Series A, 6.25%, 6/01/42	200	200,574
Refunding RB, Series A, 5.00%, 6/01/40	100	107,847
Refunding RB, Series B, 4.50%, 6/01/45	500	504,035

		812,456
South Carolina — 2.4%
South Carolina State Public Service Authority, Refunding RB, Series A, 5.50%, 12/01/54	1,000	1,159,030
Tennessee — 0.6%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	274,993
Texas — 4.0%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	175	205,226
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/37	200	221,260
City of Houston Texas Airport System,:
RB, AMT, Series B-1, 5.00%, 7/15/35	100	105,153
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 7/01/29	500	539,515
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 2/15/42	250	258,173
New Hope Cultural Education Facilities Corp., RB:
Collegiate HSG-Tarleton St. Project, 5.00%, 4/01/47	100	107,748
Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	250	255,130
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	268,587

		1,960,792
Utah — 1.1%
Utah State Charter School Finance Authority, RB, Early Light Academy Project, 5.13%, 7/15/49 (a)	545	540,171
Virginia — 1.1%
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	407,864

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	27

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45	$100	$105,900

		513,764
Washington — 1.0%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	250	264,475
King County Public Hospital District No. 4, GO, Refunding, Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	215,700

		480,175
Wisconsin — 1.2%
Public Finance Authority, RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	152,238
Public Finance Authority, Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 7/01/42	400	423,540

		575,778

		Value
Total Long-Term Investments (Cost — $43,923,721) — 92.9%		$45,010,941

Short-Term Securities	Shares
Dreyfus Tax Exempt Cash Management, 0.00% (b)	2,829,925	2,829,925
Total Short-Term Securities (Cost — $2,829,925) — 5.8%		2,829,925
Total Investments (Cost — $46,753,646) — 98.7%		47,840,866
Other Assets in Excess of Liabilities — 1.3%		620,622

Net Assets — 100.0%		$48,461,488

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents the current yield as of report date.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(28)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$3,609,375	$(61,279)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$45,010,941	—	$45,010,941
Short-Term Securities	$2,829,925	—	—	2,829,925

Total	$2,829,925	$45,010,941	—	$47,840,866

[1]	See above Schedule of Investments for values in each state.

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (concluded)	Series E Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(61,279)	—	—	$(61,279)

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$167,840	—	—	$167,840
Cash pledged for financial futures contracts	47,000	—	—	47,000

Total	$214,840	—	—	$214,840

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	29

Schedule of Investments March 31, 2015	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2013-5, Class A2A, 0.65%, 3/08/17	$342	$342,144
Series 2013-5, Class A2B, 0.53%, 3/08/17 (a)	380	380,203
SLM Private Education Loan Trust, Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)	640	643,266
SLM Student Loan Trust, Series 2008-4, Class A4, 1.88%, 7/25/22 (a)	7,350	7,654,011
Total Asset-Backed Securities — 1.7%		9,019,624

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 5.6%
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class A4, 5.41%, 12/11/40 (a)	771	782,853
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (a)	10,255	11,082,804
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.67%, 7/05/33 (a)(b)	2,600	2,645,526
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5, 3.86%, 5/10/47	2,800	3,045,874
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	420	438,731
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 9/15/39	4,751	4,966,148
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/19 (b)	3,600	3,561,264
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2005-CB12, Class A4, 4.90%, 9/12/37	243	243,841
Series 2006-LDP7, Class A4, 5.88%, 4/15/45 (a)	2,105	2,175,094
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.66%, 3/15/39 (a)	290	297,533

		29,239,668
Interest Only Commercial Mortgage-Backed Securities — 2.5%
Commercial Mortgage Trust:
Series 2012-CR5, Class XA, 1.90%, 12/10/45 (a)	5,961	548,259
Series 2013-CR7, Class XA, 1.53%, 3/10/46 (a)	3,932	309,366
Series 2014-CR14, Class XA, 1.04%, 2/10/47 (a)	3,564	169,916
Series 2014-CR15, Class XA, 1.35%, 2/10/47 (a)	25,007	1,692,400
Series 2015-DC1, Class XA, 1.34%, 2/10/48 (a)	18,575	1,500,266
Series 2015-LC19, Class XA, 1.24%, 2/10/48 (a)	8,094	738,223
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.55%, 9/15/25 (a)(b)	26,000	1,258,140
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 1.12%, 4/15/50 (a)	14,600	1,019,722
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2013-LC11, Class XA, 1.57%, 4/15/46 (a)	4,641	392,752

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2015-C27, Class XA, 1.40%, 2/15/48 (a)	$24,279	$2,192,376
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.23%, 11/15/46 (a)	4,627	336,558
Series 2014-C18, Class XA, 1.00%, 10/29/47 (a)	1,397	76,293
Series 2014-C19, Class XA, 1.17%, 12/15/47 (a)	16,874	1,250,231
WF-RBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 0.97%, 9/15/57 (a)	10,063	655,716
Series 2014-C24, Class XA, 0.99%, 11/15/47 (a)	6,090	416,934
Series 2014-LC14, Class XA, 1.46%, 3/15/47 (a)	4,220	347,779

		12,904,931
Total Non-Agency Mortgage-Backed Securities — 8.1%		42,144,599

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.4%
Ginnie Mae:
Series 2014-12, Class ZA, 3.10%, 1/20/44	1,243	1,228,894
Series 2014-62, Class Z, 3.00%, 4/20/44	1,028	984,847

		2,213,741
Commercial Mortgage-Backed Securities — 1.2%
Freddie Mac, Series K035, Class A2, 3.46%, 8/25/23	5,600	6,062,829
Interest Only Collateralized Mortgage Obligations — 0.2%
Freddie Mac, Series 4307, Class SE, 5.93%, 9/15/36 (a)	463	80,005
Ginnie Mae:
Series 2009-121, Class UI, 5.00%, 12/20/39	301	53,757
Series 2010-9, Class UI, 5.00%, 1/20/40	905	168,080
Series 2010-35, Class UI, 5.00%, 3/20/40	293	52,310
Series 2013-54, Class LI, 5.00%, 2/20/43	147	15,319
Series 2013-103, Class IO, 5.00%, 6/20/43	230	39,472
Series 2013-106, Class DS, 6.02%, 2/20/43 (a)	1,002	146,755
Series 2013-113, Class SA, 6.52%, 8/20/43 (a)	212	38,537
Series 2013-134, Class DS, 5.92%, 9/20/43 (a)	219	29,707
Series 2013-147, Class SD, 6.47%, 12/20/39 (a)	223	33,737
Series 2014-180, Class IO, 5.00%, 12/20/44	569	102,379
Series 2014-182, Class KI, 5.00%, 10/20/44	94	16,276
Series 2015-14, Class IO, 5.00%, 10/20/44	675	125,072

		901,406

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series M Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2012-M9, Class X1, 4.03%, 12/25/17 (a)	$16,318	$1,382,891
Freddie Mac:
Series K040, Class X1, 0.74%, 9/25/24	9,482	546,719
Series K041, Class X1, 0.56%, 10/25/24	13,784	618,933
Series K042, Class X1, 1.06%, 12/25/24	4,097	342,463
Series K043, Class X1, 0.68%, 12/25/24	16,400	743,314

		3,634,320
Mortgage-Backed Securities — 152.2%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/29 (c)	1,500	1,501,700
2.50%, 4/01/30 (c)	23,500	24,115,152
3.00%, 5/01/29-4/01/45 (c)	108,782	112,708,911
3.50%, 9/01/28-4/01/45 (c)	57,905	61,463,324
4.00%, 2/01/29-4/01/45 (c)	51,475	55,054,150
4.50%, 5/01/24-4/01/45 (c)	66,544	72,680,520
5.00%, 5/01/33-4/01/45 (c)	45,538	50,754,681
5.50%, 4/01/45 (c)	9,300	10,478,485
6.00%, 2/01/38-4/01/45 (c)	6,498	7,423,428
6.50%, 5/01/36-4/01/45 (c)	1,806	2,080,092
Freddie Mac Mortgage-Backed Securities:
2.53%, 5/01/36 (a)	769	825,241
3.00%, 4/01/30-4/01/45 (c)	15,016	15,400,599
3.50%, 7/01/18-4/01/45 (c)	35,984	37,749,934
4.00%, 4/01/30-4/01/45 (c)	17,266	18,452,843
4.50%, 4/01/18-4/01/45 (c)	17,301	18,834,425
5.00%, 5/01/28-11/01/41	4,930	5,477,172
5.50%, 1/01/28-4/01/45 (c)	2,315	2,596,416
6.00%, 8/01/28-4/01/45 (c)	2,295	2,611,600
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45 (c)	24,400	25,114,300
3.50%, 9/15/42-4/15/45 (c)	93,914	98,791,913
4.00%, 9/20/40-4/15/45 (c)	121,048	129,260,539
4.50%, 4/15/40-4/15/45 (c)	23,352	25,523,664
5.00%, 7/15/33-4/15/45	7,734	8,573,249
5.50%, 7/15/38-12/20/41	2,571	2,906,894
6.00%, 4/15/45 (c)	2,100	2,390,355

		792,769,587
Total U.S. Government Sponsored Agency Securities — 154.7%		805,581,883

U.S. Treasury Obligations
U.S. Treasury Notes:
1.38%, 2/29/20	155	155,036
2.00%, 2/15/25	3,100	3,119,617
Total U.S. Treasury Obligations — 0.6%		3,274,653
Total Long-Term Investments (Cost — $852,260,569) — 165.1%		860,020,759

Short-Term Securities	Shares	Value
Dreyfus Treasury Prime, 0.00% (d)	209,714,050	$209,714,050
Total Short-Term Securities (Cost — $209,714,050) — 40.3%		209,714,050
Total Investments Before TBA Sale Commitments (Cost — $1,061,974,619) — 205.4%		1,069,734,809

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30	$9,700	(9,962,203)
3.00%, 4/01/30-4/01/45	38,500	(40,094,265)
3.50%, 4/01/30-4/01/45	31,400	(33,168,641)
4.00%, 4/01/30-4/01/45	27,000	(28,844,220)
4.50%, 4/01/45	21,800	(23,782,442)
5.00%, 4/01/45	20,650	(22,949,748)
6.00%, 4/01/45	600	(684,187)
6.50%, 4/01/45	800	(919,656)
Freddie Mac Mortgage-Backed Securities:
3.50%, 4/01/45	10,400	(10,899,485)
4.00%, 4/01/45	9,100	(9,712,546)
4.50%, 4/01/30-4/01/45	17,100	(18,607,900)
5.00%, 4/01/45	1,900	(2,106,922)
5.50%, 4/01/45	400	(448,813)
6.00%, 4/01/45	2,000	(2,274,843)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45	2,700	(2,780,103)
3.50%, 4/15/45	59,800	(62,902,900)
4.00%, 4/15/45	69,000	(73,514,649)
4.50%, 4/15/45	6,600	(7,204,847)
5.00%, 4/15/45	1,600	(1,783,062)
5.50%, 4/15/45	1,200	(1,345,000)
Total TBA Sale Commitments (Proceeds — $352,445,976) — (68.0)%		(353,986,432)
Total Investments Net of TBA Sale Commitments — 137.4%		715,748,377
Liabilities in Excess of Other Assets — (37.4)%		(194,815,113)

Net Assets — 100.0%		$520,933,264

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	31

Schedule of Investments (continued)	Series M Portfolio

(c)	Represents or includes a TBA transaction. As of March 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$4,958,281	$24,676
BB&T Securities LLC	$(320,766)	$(1,156)
BNP Paribas Securities Corp.	$(2,655,371)	$(22,035)
Citigroup Global Markets, Inc.	$30,054,896	$196,026
Credit Suisse Securities (USA) LLC	$57,635,742	$333,697
Deutsche Bank Securities, Inc.	$26,127,657	$388,146
Goldman Sachs & Co.	$14,614,462	$2,110
J.P. Morgan Securities LLC	$29,181,367	$228,160
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$11,097,538	$63,670
Morgan Stanley & Co. LLC	$4,981,309	$47,916
Nomura Securities International, Inc.	$16,886,431	$165,517
SG Americas Securities LLC	$(1,088,984)	$(3,984)
Wells Fargo Securities, LLC	$2,565,300	$5,175

(d)	Represents the current yield as of report date.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
216	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$27,843,750	$49,410
1	Euro Dollar Futures	Chicago Mercantile	June 2015	$249,175	639
93	Euro Dollar Futures	Chicago Mercantile	June 2016	$23,010,525	40,602
1	Euro Dollar Futures	Chicago Mercantile	December 2016	$246,488	63
1	Euro Dollar Futures	Chicago Mercantile	March 2018	$244,975	(99)
(3)	Euro Dollar Futures	Chicago Mercantile	September 2015	$746,400	(1,246)
(119)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$14,305,102	(64,443)
(2)	Euro Dollar Futures	Chicago Mercantile	March 2016	$495,800	(1,072)
(5)	Euro Dollar Futures	Chicago Mercantile	September 2016	$1,234,688	(2,868)
(5)	Euro Dollar Futures	Chicago Mercantile	March 2017	$1,230,625	(4,656)
(6)	Euro Dollar Futures	Chicago Mercantile	June 2017	$1,474,650	(4,698)
(2)	Euro Dollar Futures	Chicago Mercantile	September 2017	$490,950	(1,672)
(100)	Euro Dollar Futures	Chicago Mercantile	December 2017	$24,518,750	(87,971)
Total					$(78,011)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
2.03%[1]	3-month LIBOR	Chicago Mercantile	3/24/25	$300	$225

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of March 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/39	$166	$(1,167)	$1,563	$(2,730)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	$177	(2,076)	(1,793)	(283)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$177	(2,075)	(2,700)	625

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series M Portfolio

As of March 31, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$177	(2,075)	(994)	$(1,081)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$142	(1,786)	(1,805)	19
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$142	(1,660)	(1,221)	(439)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$142	(1,6 60)	1,623	(3,283)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$142	(1,660)	1,863	(3,523)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	$276	(4,977)	(2,272)	(2,705)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	$184	(3,318)	(3,581)	263
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/45	$184	(3,319)	(1,515)	(1,804)
Total					$(25,773)	$(10,832)	$(14,941)

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	33

Schedule of Investments (concluded)	Series M Portfolio

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,019,624	—	$9,019,624
Non-Agency Mortgage-Backed Securities	—	38,932,501	$3,212,098	42,144,599
U.S. Government Sponsored Agency Securities	—	805,581,883	—	805,581,883
U.S. Treasury Obligations	—	3,274,653	—	3,274,653
Short-Term Securities	$209,714,050	—	—	209,714,050
Liabilities:
Investments:
TBA Sale Commitments	—	(353,986,432)	—	(353,986,432)

Total	$209,714,050	$502,822,229	$3,212,098	$715,748,377

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$90,714	$1,132	—	$91,846
Liabilities:
Interest rate contracts	(168,725)	(15,848)	—	(184,573)

Total	$(78,011)	$(14,716)	—	$(92,727)

[1] Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$649,089	—	—	$649,089
Cash pledged for financial futures contracts	253,000	—	—	253,000
Cash pledged for centrally cleared swaps	20,000	—	—	20,000

Total	$922,089	—	—	$922,089

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments March 31, 2015	Series P Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 29.5%
BlackRock Allocation Target Shares: Series S Portfolio	9,740,810	$95,070,306

Value
Total Affiliated Investment Companies (Cost — $95,709,987) — 29.5%	$95,070,306
Other Assets Less Liabilities — 70.5%	227,427,261

Net Assets — 100.0%	$322,497,567

Notes to Schedule of Investments

(a)	During the year ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2014	Shares Purchased	Shares Held at March 31, 2015	Value at March 31, 2015	Income
BlackRock Allocation Target Shares: Series S Portfolio	6,350,110	3,390,700	9,740,810	$95,070,306	$1,909,044

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
415	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$49,887,539	$345,014
(184)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	$40,324,750	(53,690)
(1,450)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$186,914,063	(2,316,268)
Total					$(2,024,944)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.93%[1]	3-month LIBOR	Chicago Mercantile	3/20/17	$40,000	$(119,254)
1.25%[1]	3-month LIBOR	Chicago Mercantile	3/18/18	$40,000	(191,447)
2.10%[1]	3-month LIBOR	Chicago Mercantile	3/18/25	$155,000	(1,126,530)
Total					$(1,437,231)

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	35

Schedule of Investments (concluded)	Series P Portfolio

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$95,070,306	—	—	$95,070,306

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$345,014	—	—	$345,014
Liabilities:
Interest rate contracts	(2,369,958)	$(1,437,232)	—	(3,807,190)

Total	$(2,024,944)	$(1,437,232)	—	$(3,462,176)

[1] Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$219,081,066	—	—	$219,081,066
Cash pledged for financial futures contracts	1,961,000	—	—	1,961,000
Cash pledged for centrally cleared swaps	6,381,000	—	—	6,381,000

Total	$227,423,066	—	—	$227,423,066

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments March 31, 2015	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
American Express Credit Account Master Trust, Series 2013-3, Class A, 0.98%, 5/15/19	$750	$751,321
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17	669	680,750
Series 2013-2, Class B, 1.19%, 5/08/18	480	481,512
Series 2013-2, Class C, 1.79%, 3/08/19	575	575,003
Series 2013-4, Class A3, 0.96%, 4/09/18	800	801,002
Series 2013-4, Class B, 1.66%, 9/10/18	300	302,153
Series 2013-4, Class C, 2.72%, 9/09/19	300	305,788
Series 2013-5, Class C, 2.29%, 11/08/19	545	548,741
BA Credit Card Trust, Series 2014-A1, Class A, 0.55%, 6/15/21 (a)	990	989,487
Cabela’s Credit Card Master Note Trust:
Series 2012-2A, Class A1, 1.45%, 6/15/20 (b)	1,515	1,522,251
Series 2015-1A, Class A1, 2.26%, 3/15/23	880	889,756
Capital One Multi-Asset Execution Trust:
Series 2014-A5, Class A, 1.48%, 7/15/20	2,465	2,483,118
Series 2015-A1, Class A, 1.39%, 1/15/21	2,490	2,491,556
CarMax Auto Owner Trust, Series 2015-1, Class A3, 1.38%, 11/15/19	2,005	2,011,665
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21	1,340	1,326,667
Series 2015-A2, Class A, 1.59%, 2/18/20	3,000	3,021,198
Chesapeake Funding LLC, Series 2012-1A, Class A, 0.92%, 11/07/23 (a)(b)	98	98,012
Citibank Credit Card Issuance Trust:
Series 2007-A8, Class A8, 5.65%, 9/20/19	3,715	4,115,967
Series 2013-A6, Class A6, 1.32%, 9/07/18	348	350,573
CNH Equipment Trust:
Series 2012-B, Class A4, 1.16%, 6/15/20	1,750	1,756,541
Series 2014-A, Class A4, 1.50%, 5/15/20	1,850	1,855,779
Series 2015-A, Class A3, 1.30%, 4/15/20	1,785	1,788,402
Credit Acceptance Auto Loan Trust:
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)	770	770,506
Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	1,150	1,153,353
Drive Auto Receivables Trust, Series 2015-AA, Class A3, 1.43%, 7/16/18 (b)	1,070	1,069,893
Ford Credit Auto Owner Trust:
Series 2014-C, Class A3, 1.06%, 5/15/19	1,545	1,547,898
Series 2015-A, Class A3, 1.28%, 9/15/19	1,115	1,116,673
Ford Credit Floorplan Master Owner Trust:
Series 2012-2, Class D, 3.50%, 1/15/19	965	999,429
Series 2014-1, Class A1, 1.20%, 2/15/19	1,715	1,719,631
Series 2015-1, Class A2, 0.57%, 1/15/20 (a)	2,480	2,481,565
Honda Auto Receivables Owner Trust, Series 2013-3, Class A4, 1.13%, 9/16/19	775	777,778
Invitation Homes Trust, Series 2015-SFR1, Class A, 1.62%, 3/17/32 (a)(b)	1,800	1,808,702

Asset-Backed Securities	Par (000)	Value
MOTOR PLC, Series 2015-1A, Class A1, 0.80%, 6/25/22 (a)(b)	$725	$725,073
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)	1,595	1,597,408
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)	3,765	3,755,324
Series 2015-1A, Class A, 3.19%, 3/18/26 (b)	1,645	1,659,904
Series 2015-1A, Class B, 3.85%, 3/18/26 (b)	555	558,119
PFS Financing Corp., Series 2014-AA, Class A, 0.77%, 2/15/19 (a)(b)	1,050	1,047,099
Prestige Auto Receivables Trust, Series 2013-1A, Class B, 1.74%, 5/15/19 (b)	1,300	1,306,200
Progress Residential Trust, Series 2015-SFR1, Class A, 1.57%, 2/17/32 (a)(b)	1,185	1,188,359
Santander Drive Auto Receivables Trust:
Series 2012-1, Class C, 3.78%, 11/15/17	251	252,978
Series 2012-3, Class C, 3.01%, 4/16/18	1,075	1,085,081
Series 2012-5, Class C, 2.70%, 8/15/18	160	162,314
Series 2012-6, Class C, 1.94%, 3/15/18	145	145,869
Series 2012-AA, Class A3, 0.65%, 3/15/17 (b)	9	9,493
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)	555	555,395
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)	1,330	1,334,584
Series 2013-1, Class C, 1.76%, 1/15/19	1,315	1,319,437
Series 2013-3, Class C, 1.81%, 4/15/19	450	450,671
Series 2013-A, Class C, 3.12%, 10/15/19 (b)	720	737,744
Series 2014-S1, Class R, 1.42%, 8/16/18 (b)	483	480,957
Series 2015-1, Class A3, 1.27%, 2/15/19	1,020	1,022,052
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.63%, 3/15/22 (a)	243	240,984
Series 2004-B, Class A2, 0.43%, 6/15/21 (a)	314	311,681
SLM Private Education Loan Trust:
Series 2011-C, Class A1, 1.57%, 12/15/23 (a)(b)	630	632,862
Series 2012-B, Class A1, 1.27%, 12/15/21 (a)(b)	50	49,932
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)	301	302,335
Series 2012-E, Class A1, 0.92%, 10/16/23 (a)(b)	552	553,329
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)	1,423	1,424,042
Series 2013-C, Class A1, 1.02%, 2/15/22 (a)(b)	601	602,767
SLM Student Loan Trust:
Series 2008-5, Class A4, 1.93%, 7/25/23 (a)	1,125	1,170,826
Series 2013-4, Class A, 0.72%, 6/25/27 (a)	610	611,998
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.42%, 3/25/33 (a)(b)	3,817	3,817,760
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)	1,955	1,973,531
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	1,185	1,200,349

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	37

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Toyota Auto Receivables Owner Trust, Series 2013-A, Class A4, 0.69%, 11/15/18	$775	$773,441
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22	930	946,985
Series 2012-D, Class B, 3.34%, 4/17/23	330	342,080
Total Asset-Backed Securities — 28.9%		76,941,633

Corporate Bonds
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (b)	147	149,765
Airlines — 0.6%
Continental Airlines Pass-Through Trust, Series 2009-1, 9.00%, 7/08/16	500	541,594
UAL Pass-Through Trust:
10.40%, 5/01/18	207	225,605
9.75%, 7/15/18	290	321,540
Virgin Australia Trust, Series 2013-1A, 5.00%, 10/23/25 (b)	515	542,491

		1,631,230
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17	350	352,625
Automobiles — 0.6%
Daimler Finance North America LLC:
1.30%, 7/31/15 (b)	590	591,569
1.45%, 8/01/16 (b)	300	302,011
1.65%, 3/02/18 (b)	755	759,196

		1,652,776
Banks — 13.4%
ABN AMRO Bank NV, 1.06%, 10/28/16 (a)(b)	550	553,669
Amsouth Bank, Series AI, 5.20%, 4/01/15	800	800,000
ANZ New Zealand International Ltd., 1.75%, 3/29/18 (b)	1,250	1,252,395
Bank of America Corp.:
6.50%, 8/01/16	1,107	1,181,445
1.70%, 8/25/17 (c)	1,500	1,505,801
2.60%, 1/15/19	1,000	1,017,792
2.65%, 4/01/19 (c)	1,673	1,704,677
Citigroup, Inc.:
1.80%, 2/05/18 (c)	1,000	1,002,088
2.55%, 4/08/19	1,000	1,019,452
JPMorgan Chase & Co.:
5.15%, 10/01/15 (c)	680	694,090
2.60%, 1/15/16 (c)	940	952,980
3.45%, 3/01/16	573	586,001
3.15%, 7/05/16 (c)	939	963,372
2.35%, 1/28/19	2,250	2,286,880
2.25%, 1/23/20 (c)	1,250	1,252,677
National Australia Bank Ltd., 2.00%, 6/20/17 (b)	2,000	2,038,106
Regions Financial Corp., 2.00%, 5/15/18	1,000	999,074
Royal Bank of Canada, 1.20%, 9/19/17	7,485	7,488,765
Santander Bank N.A., 8.75%, 5/30/18	650	767,358
The Toronto-Dominion Bank, 1.50%, 3/13/17 (b)	7,385	7,463,517

		35,530,139
Beverages — 0.4%
SABMiller Holdings, Inc., 2.45%, 1/15/17 (b)	1,000	1,021,940

Corporate Bonds	Par (000)	Value
Capital Markets — 4.5%
The Bank of New York Mellon Corp., 2.15%, 2/24/20	$300	$302,449
Credit Suisse AG, 1.38%, 5/26/17 (c)	2,090	2,093,766
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20 (b)	315	316,797
Deutsche Bank AG, 1.88%, 2/13/18	450	450,634
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16	489	505,755
3.63%, 2/07/16 (c)	1,761	1,798,680
5.95%, 1/18/18 (c)	1,800	2,004,251
2.63%, 1/31/19	750	766,249
2.60%, 4/23/20	799	807,501
Morgan Stanley:
5.75%, 10/18/16	250	266,731
1.88%, 1/05/18 (c)	1,000	1,006,842
6.63%, 4/01/18	750	853,014
2.38%, 7/23/19	750	755,596
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)	140	148,359

		12,076,624
Chemicals — 0.2%
Lubrizol Corp., 8.88%, 2/01/19	423	527,912
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (b)	900	919,177
4.63%, 1/31/18 (b)	200	208,633

		1,127,810
Consumer Finance — 3.5%
American Express Credit Corp.:
2.75%, 9/15/15	1,005	1,014,754
1.30%, 7/29/16	1,260	1,267,239
2.80%, 9/19/16	500	514,053
Capital One Financial Corp.:
3.15%, 7/15/16	800	820,451
5.25%, 2/21/17	1,000	1,071,810
2.45%, 4/24/19	1,464	1,481,410
Ford Motor Credit Co. LLC:
4.21%, 4/15/16	100	102,858
3.98%, 6/15/16	120	123,723
8.00%, 12/15/16	500	553,903
1.72%, 12/06/17	2,000	1,995,572
Synchrony Financial, 1.88%, 8/15/17	405	405,328

		9,351,101
Diversified Financial Services — 1.1%
International Lease Finance Corp.:
6.75%, 9/01/16 (b)	527	559,937
7.13%, 9/01/18 (b)	210	235,725
Moody’s Corp., 2.75%, 7/15/19	690	705,341
Voya Financial, Inc., 2.90%, 2/15/18	1,502	1,549,774

		3,050,777
Diversified Telecommunication Services — 0.9%
AT&T Inc., 0.90%, 2/12/16	1,040	1,041,649
Verizon Communications, Inc., 2.50%, 9/15/16	1,300	1,327,667

		2,369,316
Electric Utilities — 0.9%
Ohio Power Co., 6.05%, 5/01/18	1,275	1,437,898
Progress Energy, Inc., 5.63%, 1/15/16	1,000	1,037,388

		2,475,286

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	$354	$379,665
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15	425	438,255
Health Care Providers & Services — 0.3%
Anthem, Inc.:
1.25%, 9/10/15	306	306,731
2.38%, 2/15/17	500	510,305

		817,036
Insurance — 1.9%
AIA Group Ltd., 2.25%, 3/11/19 (b)	500	503,335
AXIS Specialty Finance PLC, 2.65%, 4/01/19	736	744,865
The Hartford Financial Services Group, Inc., 4.00%, 10/15/17	477	507,936
Jackson National Life Global Funding, 2.30%, 4/16/19 (b)	800	809,532
Lincoln National Corp., 4.30%, 6/15/15 (c)	810	815,346
Marsh & McLennan Cos., Inc., 2.30%, 4/01/17	1,000	1,020,029
New York Life Global Funding, 1.95%, 2/11/20 (b)	705	705,123

		5,106,166
IT Services — 0.3%
Computer Sciences Corp., 2.50%, 9/15/15	345	347,460
The Western Union Co., 2.38%, 12/10/15	500	504,211

		851,671
Life Sciences Tools & Services — 0.9%
Life Technologies Corp., 3.50%, 1/15/16	1,225	1,249,087
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	1,250	1,271,431

		2,520,518
Machinery — 0.2%
Pentair Finance SA, 1.35%, 12/01/15	400	400,966
Media — 2.3%
British Sky Broadcasting Group PLC, 6.10%, 2/15/18 (b)	278	309,720
COX Communications, Inc., 6.25%, 6/01/18 (b)	1,000	1,135,974
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	1,576	1,605,901
2.40%, 3/15/17	295	300,293
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17	942	949,570
Omnicom Group, Inc., 5.90%, 4/15/16	254	265,874
Sky PLC, 2.63%, 9/16/19 (b)	1,255	1,274,483
Time Warner Cable, Inc., 5.85%, 5/01/17	135	146,836

		5,988,651
Metals & Mining — 0.2%
Rio Tinto Finance USA Ltd., 1.88%, 11/02/15	510	511,893
Multi-Utilities — 0.1%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15	375	378,575
Oil, Gas & Consumable Fuels — 1.2%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (a)	660	695,475
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	311	343,822
Kinder Morgan, Inc.:
7.00%, 6/15/17	281	309,954
2.00%, 12/01/17	185	184,712
3.05%, 12/01/19	300	302,977

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Pioneer Natural Resources Co., 5.88%, 7/15/16	$1,290	$1,361,666

		3,198,606
Pharmaceuticals — 1.5%
Actavis Funding SCS, 2.35%, 3/12/18	1,295	1,312,514
Actavis, Inc., 1.88%, 10/01/17	1,684	1,687,909
Mylan, Inc., 7.88%, 7/15/20 (b)	569	601,155
Zoetis, Inc., 1.15%, 2/01/16	250	250,069

		3,851,647
Professional Services — 0.1%
Experian Finance PLC, 2.38%, 6/15/17 (b)(c)	290	292,703
Real Estate Investment Trusts (REITs) — 4.5%
ARC Properties Operating Partnership LP, 2.00%, 2/06/17	1,751	1,697,595
ERP Operating LP:
6.58%, 4/13/15	900	901,038
5.13%, 3/15/16	432	449,029
HCP, Inc.:
3.75%, 2/01/16	130	132,952
6.00%, 1/30/17	750	809,974
3.75%, 2/01/19	800	843,335
Health Care REIT, Inc.:
6.20%, 6/01/16	600	635,542
4.70%, 9/15/17	1,450	1,557,597
Host Hotels & Resorts LP, 5.88%, 6/15/19	1,070	1,110,438
Prologis LP:
4.50%, 8/15/17	300	321,190
4.00%, 1/15/18	1,400	1,479,477
Ventas Realty LP, 1.55%, 9/26/16	1,343	1,351,916
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	657	663,322

		11,953,405
Road & Rail — 1.6%
Kansas City Southern de Mexico SA de CV, 0.96%, 10/28/16 (a)	850	848,140
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (b)	818	819,729
3.75%, 5/11/17 (b)	90	93,868
3.38%, 3/15/18 (b)	2,006	2,082,431
2.88%, 7/17/18 (b)	363	371,299

		4,215,467
Specialty Retail — 0.7%
QVC, Inc.:
3.13%, 4/01/19	1,668	1,679,469
7.38%, 10/15/20 (b)	150	155,625

		1,835,094
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman, 3.75%, 11/15/18	250	260,545
Tobacco — 0.5%
Lorillard Tobacco Co., 2.30%, 8/21/17	1,037	1,047,109
Reynolds American, Inc., 1.05%, 10/30/15	250	250,223

		1,297,332
Trading Companies & Distributors — 1.2%
Air Lease Corp.:
4.50%, 1/15/16	300	306,375
2.13%, 1/15/18	1,385	1,378,075
3.38%, 1/15/19	500	510,000

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	39

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Trading Companies & Distributors (concluded)
GATX Corp., 2.50%, 3/15/19	$1,000	$1,001,637

		3,196,087
Wireless Telecommunication Services — 0.6%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)	1,410	1,415,287
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	100	100,837

		1,516,124
Total Corporate Bonds — 45.2%		120,327,707

Foreign Agency Obligations — 0.3%
Sinopec Capital Ltd., 1.25%, 4/24/16 (b)	750	748,964

Foreign Government Obligations
Canada — 4.1%
Province of British Columbia, 1.20%, 4/25/17 (c)	5,425	5,465,791
Province of Ontario, 1.10%, 10/25/17 (c)	5,590	5,601,974

		11,067,765
Iceland — 0.5%
Republic of Iceland:
4.88%, 6/16/16	895	931,256
4.88%, 6/16/16	315	327,761

		1,259,017
Latvia — 0.4%
Republic of Latvia, 5.25%, 2/22/17 (b)	1,000	1,073,205
Total Foreign Government Obligations — 5.0%		13,399,987

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.7%
Arran Residential Mortgages Funding PLC, Series 2011-1A, Class A2C, 1.71%, 11/19/47 (a)(b)	394	395,763
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.58%, 10/25/34 (a)	50	49,048
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.91%, 11/25/34 (a)	6	5,737
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.51%, 5/20/34 (a)	158	151,087
Granite Master Issuer PLC:
Series 2006-1A, Class A5, 0.32%, 12/20/54 (a)(b)	429	426,210
Series 2006-3, Class A3, 0.26%, 12/20/54 (a)	1,849	1,836,479
Holmes Master Issuer PLC:
Series 2012-1A, Class A2, 1.90%, 10/15/54 (a)(b)	616	616,582
Series 2012-1X, Class A2, 1.90%, 10/15/54 (a)	516	516,330
Lanark Master Issuer PLC, Series 2012-2A, Class 1A, 1.66%, 12/22/54 (a)(b)	344	347,658
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.40%, 6/25/34 (a)	147	146,468

		4,491,362

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 20.4%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49	$1,431	$1,521,100
Series 2007-3, Class A1A, 5.55%, 6/10/49 (a)	401	431,286
Series 2007-5, Class A3, 5.62%, 2/10/51	27	26,469
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PWR8, Class A4 4.67%, 6/11/41	970	971,042
Series 2006-PW12, Class A4, 5.70%, 9/11/38 (a)	956	994,666
Series 2007-PW16, Class A4, 5.71%, 6/11/40 (a)	700	754,897
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a)	750	816,451
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A1A, 5.70%, 12/10/49 (a)	2,061	2,219,401
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2005-CD1, Class A4, 5.23%, 7/15/44 (a)	790	793,964
Series 2007-CD5, Class AJA, 6.12%, 11/15/44 (a)	1,415	1,545,537
Commercial Mortgage Trust:
Series 2007-C9, Class A4, 5.80%, 12/10/49 (a)	1,440	1,564,921
Series 2010-C1, Class A1, 3.16%, 7/10/46 (b)	409	411,434
Series 2012-9W57, Class A, 2.36%, 2/10/29 (b)	2,200	2,246,614
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,798,311
Series 2013-FL3, Class A, 1.52%, 10/13/28 (a)(b)	887	889,194
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (b)	400	396,846
Series 2014-CR15, Class A2, 2.93%, 2/10/47	2,200	2,285,017
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	1,380	1,427,473
Series 2015-DC1, Class A2, 2.87%, 2/04/48	1,245	1,288,570
Credit Suisse Commercial Mortgage Trust:
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (a)	490	511,270
Series 2008-C1, Class A2, 5.97%, 2/15/41 (a)	286	285,993
Del Coronado Trust, Series 2013-HDC, Class A, 0.97%, 3/15/26 (a)(b)	325	325,014
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)	1,045	1,119,436
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.47%, 12/15/16 (a)(b)	1,295	1,294,666
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (a)	6	6,228
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.79%, 7/10/38 (a)	1,150	1,192,222
GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (a)	1,000	1,016,207
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (b)	1,675	1,723,957

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	$36	$36,120
Series 2005-LDP3, Class A4A, 4.94%, 8/15/42 (a)	477	478,695
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	2,853	3,005,204
Series 2007-CB18, Class A4, 5.44%, 6/12/47	1,675	1,769,187
LB-UBS Commercial Mortgage Trust:
Series 2005-C5, Class A4, 4.95%, 9/15/30	216	216,119
Series 2007-C1, Class A4, 5.42%, 2/15/40	561	596,403
Series 2007-C2, Class A1A, 5.39%, 2/15/40	1,946	2,088,809
Series 2007-C2, Class A3, 5.43%, 2/15/40	784	836,582
Series 2007-C6, Class AM, 6.11%, 7/15/40 (a)	285	308,522
Series 2007-C7, Class AM, 6.26%, 9/15/45 (a)	1,350	1,496,532
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4, 4.75%, 5/12/15 (a)	133	133,239
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49	750	794,819
Morgan Stanley Capital I Trust:
Series 2005-HQ7, Class A4, 5.19%, 11/14/42 (a)	627	633,163
Series 2006-IQ12, Class A1A, 5.32%, 12/15/43	807	852,303
Series 2006-IQ12, Class A4, 5.33%, 12/15/43	592	621,664
Series 2007-IQ15, Class A4, 5.91%, 6/11/49 (a)	1,208	1,311,847
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4A, 5.80%, 8/15/45 (a)(b)	2,489	2,663,746
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)	447	447,290
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)	131	131,127
Wachovia Bank Commercial Mortgage Trust: Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)	1,134	1,153,411
Series 2006-C29, Class A1A, 5.30%, 11/15/48	762	807,325
Series 2007-C32, Class A1A, 5.71%, 6/15/49 (a)	916	983,712
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (b)	1,145	1,231,161
Series 2007-C33, Class A4, 5.94%, 2/15/51 (a)	566	603,941
Series 2007-C33, Class AM, 5.96%, 2/15/51 (a)	610	660,997
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)	134	133,779
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.79%, 2/15/44 (b)	480	487,183

		54,341,066
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.90%, 8/15/45 (a)	1,085	104,861
Series 2013-CR7, Class XA, 1.53%, 3/10/46 (a)	3,513	276,391

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 1.89%, 12/15/47 (a)	$4,580	$418,062
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.57%, 4/15/46 (a)	5,234	442,891
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class XA, 1.23%, 11/15/46 (a)	4,195	305,139
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.20%, 11/15/45 (a)(b)	3,259	353,429
Series 2013-C14, Class XA, 0.91%, 6/15/46 (a)	9,802	508,997
Series 2013-C15, Class XA, 0.62%, 8/15/46 (a)	7,563	257,209

		2,666,979
Total Non-Agency Mortgage-Backed Securities — 23.1%		61,499,407

Taxable Municipal Bonds — 0.1%
State of California GO, 3.95%, 11/01/15	175	178,719

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 3.8%
Freddie Mac:
Series 3786, Class P, 4.00%, 1/15/41	5,234	5,582,705
Series 3959, Class MA, 4.50%, 11/15/41	553	609,666
Series 3986, Class M, 4.50%, 9/15/41	500	552,120
Series 4239, Class AB, 4.00%, 12/15/39	1,591	1,725,163
Series 4253, Class PA, 3.50%, 8/15/41	1,634	1,760,755

		10,230,409
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.48%, 1/25/22 (a)	1,489	160,755
Mortgage-Backed Securities — 6.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-5/01/28 (c)	3,413	3,512,875
3.00%, 4/01/30 (f)	3,685	3,862,916
3.50%, 4/01/30 (f)	2,355	2,498,508
3.64%, 9/01/42 (a)	1,351	1,428,648
4.00%, 4/01/30 (f)	345	364,622
4.50%, 9/01/26-1/01/27 (c)	1,389	1,482,681
5.00%, 7/01/19-7/01/25 (c)	1,405	1,493,527
Freddie Mac Mortgage-Backed Securities:
5.00%, 1/01/19-9/01/21 (c)	638	676,708
5.50%, 5/01/22 (c)	568	608,538

		15,929,023
Total U.S. Government Sponsored Agency Securities — 9.9%		26,320,187

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	41

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.50%, 11/30/16 (c)	$5,000	$5,002,345
0.63%, 12/31/16 (c)	12,000	12,029,064
1.00%, 3/15/18 (c)	17,900	17,965,729
1.63%, 12/31/19 (c)	2,000	2,025,468
Total U.S. Treasury Obligations — 13.9%		37,022,606
Total Long-Term Investments Cost — $336,842,260) — 126.4%		336,439,210

Short-Term Securities	Shares	Value
Dreyfus Treasury Prime, 0.00% (g)	2,195,748	$2,195,748
Total Short-Term Securities (Cost — $2,195,748) — 0.8%		2,195,748

Options Purchased
(Cost — $173,010) — 0.1%		91,113
Total Investments Before Options Written (Cost — $339,211,018) — 127.3%		338,726,071

Options Written
(Premiums Received — $ 147,116) — (0.0)%		(71,413)
Total Investments Net of Options Written — 127.3%		338,654,658
Liabilities in Excess of Other Assets — (27.3)%		(72,530,522)

Net Assets — 100.0%		$266,124,136

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Convertible security.

(f)	As of March 31, 2015, represents or includes a TBA transaction. Unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Credit Suisse Securities (USA) LLC	$3,008,567	$21,661
Deutsche Bank Securities, Inc.	$120,552	$809
Goldman Sachs & Co.	$364,622	$970
J.P. Morgan Securities LLC	$733,797	$5,359
Morgan Stanley & Co. LLC	$2,498,508	$8,923

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	4/17/14	Open	$281,000	$281,930
Barclays Capital, Inc.	0.35%	4/17/14	Open	918,000	921,037
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	763,000	764,045
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	660,000	660,904
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.01%	3/10/15	Open	12,015,000	12,015,722
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.20%	3/10/15	Open	5,000,000	5,000,361
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.25%	3/10/15	Open	2,010,000	2,010,145
Credit Suisse Securities (USA) LLC	0.24%	3/11/15	4/14/15	3,958,000	3,958,512
RBC Capital Markets, LLC	0.39%	3/12/15	Open	1,610,262	1,610,606
RBC Capital Markets, LLC	0.39%	3/12/15	Open	1,417,500	1,417,802
RBC Capital Markets, LLC	0.39%	3/12/15	Open	940,000	940,200
RBC Capital Markets, LLC	0.39%	3/12/15	Open	1,890,000	1,890,403
RBC Capital Markets, LLC	0.39%	3/12/15	Open	1,699,365	1,699,727
RBC Capital Markets, LLC	0.39%	3/12/15	Open	945,000	945,201
Citigroup Global Markets, Inc.	0.24%	3/12/15	4/14/15	2,279,000	2,279,295
RBC Capital Markets, LLC	0.39%	3/18/15	Open	2,100,450	2,100,763

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	0.39%	3/18/15	Open	$1,175,000	$1,175,175
RBC Capital Markets, LLC	0.39%	3/18/15	Open	910,830	910,966
RBC Capital Markets, LLC	0.39%	3/24/15	Open	5,282,550	5,283,000
RBC Capital Markets, LLC	0.39%	3/24/15	Open	5,167,312	5,167,753
BNP Paribas Securities Corp.	0.20%	3/31/15	Open	4,015,000	4,015,022
Total				$55,037,270	$55,048,569

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
487	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	$106,729,094	$233,585
50	Euro Dollar Futures	Chicago Mercantile	September 2015	$12,440,000	11,999
(100)	Euro Dollar Futures	Chicago Mercantile	June 2015	$24,917,500	(16,114)
(479)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$57,581,039	(453,514)
(41)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$5,285,156	(45,877)
Total					$(269,921)

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	$98.63	6/13/16	197	$72,644
Euro Dollar 90-Day	Put	$97.88	6/13/16	197	18,469
Total					$91,113

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	$98.25	6/13/16	394	$(71,413)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
0.74%[1]	3-month LIBOR	Chicago Mercantile	11/14/16	$50,000	$174,435

[1]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	43

Schedule of Investments (continued)	Series S Portfolio

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$72,127,374	$4,814,259	$76,941,633
Corporate Bonds	—	118,912,420	1,415,287	120,327,707
Foreign Agency Obligations	—	748,964	—	748,964
Foreign Government Obligations	—	13,399,987	—	13,399,987
Non-Agency Mortgage-Backed Securities	—	61,368,280	131,127	61,499,407
Taxable Municipal Bonds	—	178,719	—	178,719
U.S. Government Sponsored Agency Securities	—	26,320,187	—	26,320,187
U.S. Treasury Obligations	—	37,022,606	—	37,022,606
Short-Term Securities	$2,195,748	—	—	2,195,748
Options Purchased	91,113	—	—	91,113
Liabilities:
Investments:

Total	$2,286,861	$330,078,537	$6,360,673	$338,726,071

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$245,584	$174,435	—	$420,019
Liabilities:
Interest rate contracts	(586,918)	—	—	(586,918)

Total	$(341,334)	$174,435	—	$(166,899)

[1] Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value, approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$73,632	—	—	$73,632
Cash pledged for financial futures contracts	227,000	—	—	227,000
Cash pledged for centrally cleared swaps	270,000	—	—	270,000
Liabilities:
Reverse repurchase agreements	—	$(55,048,569)	—	(55,048,569)

Total	$570,632	$(55,048,569)	—	$(54,477,937)

During the year ended March 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Schedule of Investments (concluded)	Series S Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non- Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2014	—	$1,427,625	$235,462	$1,663,087
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	$8	—	65	73
Net realized gain (loss)	12	—	1,179	1,191
Net change in unrealized appreciation/depreciation[1]	(264)	(12,338)	(111)	(12,713)
Purchases	5,711,114	—	—	5,711,114
Sales	(896,611)	—	(105,468)	(1,002,079)
Closing Balance, as of March 31, 2015	$4,814,259	$1,415,287	$131,127	$6,360,673

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015	$(264)	$(12,338)	$(111)	$(12,713)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	45

Statements of Assets and Liabilities

March 31, 2015	Series C Portfolio	Series E Portfolio	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets
Investments at value — unaffiliated[1]	$359,462,086	$47,840,866	$1,069,734,809	—	$338,726,071
Investments at value — affiliated[2]	—	—	—	$95,070,306	—
Cash	11,334	167,840	649,089	219,081,066	73,632
Cash pledged for financial futures contracts	479,000	47,000	253,000	1,961,000	227,000
Cash pledged for centrally cleared swaps	300,000	—	20,000	6,381,000	270,000
Variation margin receivable on financial futures contracts	110,743	—	77,340	89,931	72,757
Variation margin receivable on centrally cleared swaps	—	—	874	—	16,237
Investments sold receivable	802,521	—	189,081	—	—
TBA sale commitments receivable	—	—	352,445,976	—	—
Swaps receivable	—	—	3,014	—	—
Swap premiums paid	12,882	—	5,049	—	—
Unrealized appreciation on OTC swaps	111,562	—	907	—	—
Capital shares sold receivable	854,248	814,482	2,185,827	895,080	120,790
Interest receivable	3,279,937	649,957	1,283,126	—	1,312,313
Receivable from Manager	13,144	26,422	43,696	25,828	40,625
Principal paydowns receivable	—	—	10,378	—	550
Dividends receivable — affiliated	—	—	—	186,935	—
Deferred offering costs	—	15,701	—	—	—
Prepaid expenses	23,337	4,955	30,084	39,748	19,081

Total assets	365,460,794	49,567,223	1,426,932,250	323,730,894	340,879,056

Liabilities
Options written at value[3]	390,952	—	—	—	71,413
TBA sale commitments at value[4]	—	—	353,986,432	—	—
Reverse repurchase agreements	—	—	—	—	55,048,569
Variation margin payable on financial futures contracts	53,406	8,683	36,472	479,000	101,706
Variation margin payable on centrally cleared swaps	20,220	—	—	381,602	—
Investments purchased payable	891,510	846,293	549,067,996	—	18,261,506
Swap premiums received	67,391	—	15,881	—	—
Unrealized depreciation on OTC swaps	130,573	—	15,848	—	—
Income dividends payable	1,119,966	168,482	1,078,115	—	583,187
Capital shares redeemed payable	1,543,201	33,494	1,610,201	273,040	531,344
Officer’s and Trustees’ fees payable	7,311	—	7,590	6,986	6,916
Other accrued expenses payable	153,731	48,783	180,451	92,699	150,279

Total liabilities	4,378,261	1,105,735	905,998,986	1,233,327	74,754,920

Net Assets	$361,082,533	$48,461,488	$520,933,264	$322,497,567	$266,124,136

Net Assets Consist of
Paid-in capital	$337,785,177	$47,294,887	$510,932,871	$347,030,827	$268,588,894
Undistributed (distributions in excess of) net investment income	(19,233)	4,436	220,947	(168,844)	(164,682)
Accumulated net realized gain (loss)	2,664,987	136,224	3,652,439	(20,262,560)	(1,795,346)
Net unrealized appreciation/depreciation	20,651,602	1,025,941	6,127,007	(4,101,856)	(504,730)

Net Assets	$361,082,533	$48,461,488	$520,933,264	$322,497,567	$266,124,136

Net Asset Value
Shares outstanding[5]	33,536,633	4,628,095	51,914,524	34,399,663	27,253,039

Net asset value	$10.77	$10.47	$10.03	$9.38	$9.76

[1] Investments at cost — unaffiliated	$339,561,588	$46,753,646	$1,061,974,619	—	$339,211,018
[2] Investments at cost — affiliated	—	—	—	$95,709,987	—
[3] Premiums received	$1,577,229	—	—	—	$147,116
[4] Proceeds from TBA sale commitments	—	—	$352,445,976	—	—
[5] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Statements of Operations

Year Ended March 31, 2015	Series C Portfolio	Series E Portfolio[2]	Series M Portfolio	Series P Portfolio	Series S Portfolio

Investment Income
Interest	$12,908,524	$772,496	$8,400,285	—	$5,650,588
Dividends — unaffiliated	22	1	75	—	30
Dividends — affiliated	—	—	—	$1,909,044	—

Total income	12,908,546	772,497	8,400,360	1,909,044	5,650,618

Expenses
Transfer agent	115,581	2,024	129,428	34,633	35,087
Professional	85,349	44,879	85,236	88,011	82,799
Administration	80,859	12,474	95,588	69,764	61,426
Pricing	42,018	—	32,609	520	56,095
Registration	39,367	6,039	66,021	83,805	45,379
Custodian	23,094	6,531	61,318	15,716	24,736
Officer and Trustees	20,949	4,177	22,151	20,162	19,685
Printing	10,668	6,556	11,621	8,952	10,713
Organization and offering	—	103,500	—	—	—
Miscellaneous	11,150	8,294	17,376	5,210	5,934

Total expenses excluding interest expense	429,035	194,474	521,348	326,773	341,854
Interest expense[1]	30,265	—	14	—	55,091

Total expenses	459,300	194,474	521,362	326,773	396,945
Less administration fees waived	—	(7,722)	—	—	—
Less expenses reimbursed by Manager	(428,810)	(186,752)	(521,123)	(326,548)	(341,629)

Total expenses after fees waived and/or reimbursed	30,490	—	239	225	55,316

Net investment income	12,878,056	772,497	8,400,121	1,908,819	5,595,302

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	4,315,780	165,188	9,954,564	—	1,028,199
Options written	18,743	—	43,442	—	30,251
Financial futures contracts	2,031,681	21,766	296,446	(6,820,207)	(1,789,924)
Swaps	(339,441)	—	(348,670)	(15,408,048)	(140,431)[3]

	6,026,763	186,954	9,945,782	(22,228,255)	(871,905)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	4,075,357	1,087,220	5,388,828	—	(133,597)
Investments — affiliated	—	—	—	(650,657)	—
Options written	685,017	—	9,793	—	87,641
Financial futures contracts	131,678	(61,279)	(78,903)	(2,853,753)	(441,074)
Swaps	(534,579)	—	(362,264)	(622,644)	76,766

	4,357,473	1,025,941	4,957,454	(4,127,054)	(410,264)

Total realized and unrealized gain (loss)	10,384,236	1,212,895	14,903,236	(26,355,309)	(1,282,169)

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,262,292	$1,985,392	$23,303,357	$(24,446,490)	$4,313,133

[1]	See Note 3 of the Notes to Financial Statements for details of short-term borrowings.

[2]	Commencement of operations on August 4, 2014.

[3]	Includes a payment by an affiliate of $183,022 to compensate for investments erroneously made in violation of the investment guidelines.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	47

Statements of Changes in Net Assets

	Series C Portfolio		Series E Portfolio	Series M Portfolio
	Year Ended March 31,		Period August 4, 2014[2] to March 31,	Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2015	2014

Operations
Net investment income	$12,878,056	$14,211,785	$772,497	$8,400,121	$5,474,167
Net realized gain (loss)	6,026,763	5,011,251	186,954	9,945,782	(1,382,246)
Net change in unrealized appreciation/depreciation	4,357,473	(11,923,492)	1,025,941	4,957,454	(3,500,381)

Net increase in net assets resulting from operations	23,262,292	7,299,544	1,985,392	23,303,357	591,540

Distributions to Shareholders From[1]
Net investment income	(12,724,205)	(14,022,130)	(767,932)	(10,028,087)	(6,547,063)
Net realized gain	(5,559,271)	(5,063,534)	(50,859)	(100,004)	(258,487)

Decrease in net assets resulting from distributions to shareholders	(18,283,476)	(19,085,664)	(818,791)	(10,128,091)	(6,805,550)

Capital Share Transactions
Shares sold	110,794,441	65,500,228	49,936,376	258,529,311	155,701,977
Shares redeemed	(72,937,745)	(104,110,643)	(2,641,489)	(80,627,955)	(87,486,128)

Net increase (decrease) in net assets derived from capital share transactions	37,856,696	(38,610,415)	47,294,887	177,901,356	68,215,849

Net Assets
Total increase (decrease) in net assets	42,835,512	(50,396,535)	48,461,488	191,076,622	62,001,839
Beginning of period	318,247,021	368,643,556	—	329,856,642	267,854,803

End of period	$361,082,533	$318,247,021	$48,461,488	$520,933,264	$329,856,642

Undistributed (distributions in excess of) net investment income, end of period	$(19,233)	$(55,196)	$4,436	$220,947	$187,077

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

[2]	Commencement of operations.

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Statements of Changes in Net Assets (concluded)

	Series P Portfolio		Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
Increase in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$1,908,819	$937,961	$5,595,302	$4,694,365
Net realized gain (loss)	(22,228,255)	(2,379,782)	(871,905)	328,329
Net change in unrealized appreciation/depreciation	(4,127,054)	32,232	(410,264)	(1,339,781)

Net increase (decrease) in net assets resulting from operations	(24,446,490)	(1,409,589)	4,313,133	3,682,913

Distributions to Shareholders From[1]
Net investment income	—	—	(6,279,653)	(5,296,797)
Net realized gain	—	—	—	(1,002,862)

Decrease in net assets resulting from distributions to shareholders	—	—	(6,279,653)	(6,299,659)

Capital Share Transactions
Shares sold	233,005,189	273,575,140	93,591,301	155,385,390
Shares redeemed	(147,891,551)	(17,893,958)	(58,617,956)	(70,955,037)

Net increase in net assets derived from capital share transactions	85,113,638	255,681,182	34,973,345	84,430,353

Net Assets
Total increase in net assets	60,667,148	254,271,593	33,006,825	81,813,607
Beginning of year	261,830,419	7,558,826	233,117,311	151,303,704

End of year	$322,497,567	$261,830,419	$266,124,136	$233,117,311

Undistributed (distributions in excess of) net investment income, end of year	$(168,844)	$90,789	$(164,682)	$(171,159)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	49

Statement of Cash Flows

Year Ended March 31, 2015	Series S Portfolio

Cash Used for Operating Activities
Net increase in net assets resulting from operations:	$4,313,133
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in cash pledged for financial futures contracts	175,000
Decrease in cash pledged for centrally cleared swaps	95,000
Increase in variation margin receivable on financial futures contracts	(50,078)
Increase in variation margin receivable on centrally cleared swaps	(16,237)
Decrease in interest receivable	342,046
Increase in principal paydowns receivable	(550)
Increase in receivable from Manager	(13,785)
Increase in prepaid expenses	(5,918)
Increase in variation margin payable on financial futures contracts	80,762
Decrease in variation margin payable on centrally cleared swaps	(15,214)
Decrease in professional fees payable	(55,735)
Decrease in officer’s and Trustees’ fees payable	(343)
Increase in other accrued expenses payable	107,408
Amortization of premium and accretion of discount on investments	2,242,668
Net realized (gain) loss on investments and options written	(1,058,450)
Net unrealized (gain) loss on investments, options written and swaps	45,956
Premiums received from options written	147,116
Purchases of long-term investments	(1,054,803,665)
Proceeds from sales of long-term investments	1,024,400,988
Net proceeds from sales of short-term securities	4,526,689

Net cash used for operating activities	(19,543,209)

Cash Provided by Financing Activities
Net payments of reverse repurchase agreements	(10,788,136)
Proceeds from issuance of capital shares	93,924,391
Payments on redemption of capital shares	(58,387,155)
Cash distributions paid to shareholders	(6,212,615)

Net cash provided by financing activities	18,536,485

Cash
Net decrease in cash	(1,006,724)
Cash at beginning of year	1,080,356

Cash at end of year	$73,632

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$93,747

See Notes to Financial Statements.

50	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Financial Highlights

	Series C Portfolio
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.60	$10.95	$10.53	$10.04	$9.81

Net investment income[1]	0.41	0.45	0.47	0.52	0.53
Net realized and unrealized gain (loss)	0.33	(0.19)	0.42	0.48	0.22

Net increase from investment operations	0.74	0.26	0.89	1.00	0.75

Distributions from:[2]
Net investment income	(0.40)	(0.45)	(0.47)	(0.51)	(0.52)
Net realized gain	(0.17)	(0.16)	—	—	—

Total distributions	(0.57)	(0.61)	(0.47)	(0.51)	(0.52)

Net asset value, end of year	$10.77	$10.60	$10.95	$10.53	$10.04

Total Return[3]
Based on net asset value	7.22%	2.55%	8.53%	10.20%	7.73%

Ratios to Average Net Assets
Total expenses	0.14%	0.15%	0.13%	0.14%	0.14%

Total expenses after fees reimbursed	0.01%	0.02%	0.01%	0.01%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	3.81%	4.27%	4.31%	5.02%	5.24%

Supplemental Data
Net assets, end of year (000)	$361,083	$318,247	$368,644	$341,995	$314,835

Portfolio turnover rate	44%	43%	51%	41%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	51

Financial Highlights

Series E Portfolio
Period
August 4, 2014[1] to March 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.28
Net realized and unrealized gain	0.48

Net increase from investment operations	0.76

Distributions from:[3]
Net investment income	(0.28)
Net realized gain	(0.01)

Total distributions	(0.29)

Net asset value, end of period	$10.47

Total Return[4,5]
Based on net asset value	7.70%

Ratios to Average Net Assets[6]
Total expenses[7]	0.94%

Total expenses after fees waived and/or reimbursed	0.00%

Net investment income	4.07%

Supplemental Data
Net assets, end of period (000)	$48,461

Portfolio turnover rate	30%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See Notes to Financial Statements.

52	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Financial Highlights

	Series M Portfolio
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.70	$9.89	$10.52	$9.44	$9.21

Net investment income[1]	0.20	0.19	0.21	0.28	0.29
Net realized and unrealized gain (loss)	0.37	(0.14)	0.35	1.07	0.26

Net increase from investment operations	0.57	0.05	0.56	1.35	0.55

Distributions from:[2]
Net investment income	(0.24)	(0.23)	(0.31)	(0.27)	(0.32)
Net realized gain	(0.00)[3]	(0.01)	(0.88)	—	—

Total distributions	(0.24)	(0.24)	(1.19)	(0.27)	(0.32)

Net asset value, end of year	$10.03	$9.70	$9.89	$10.52	$9.44

Total Return[4]
Based on net asset value	5.91%	0.52%	5.33%	14.46%	5.91%

Ratios to Average Net Assets
Total expenses	0.13%[5]	0.16%[5]	0.14%	0.13%	0.12%

Total expenses after fees reimbursed	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Net investment income	2.04%[5]	1.97%[5]	2.00%	2.76%	3.04%

Supplemental Data
Net assets, end of year (000)	$520,933	$329,857	$267,855	$318,176	$313,345

Portfolio turnover rate[6]	2,258%	1,879%	798%	523%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2015	2014
Investments in underlying funds	0.01%	0.02%

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	1,356%	1,131%	518%	88%	92%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,355%	523%	301%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	941%	—	—

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	53

Financial Highlights

	Series P Portfolio
	Year Ended March 31,		Period March 20, 2013[1] to March 31, 2013
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.24	$9.96	$10.00

Net investment income[2]	0.07	0.07	0.00 [3]
Net realized and unrealized gain (loss)	(0.93)	0.21	(0.04)

Net increase (decrease) from investment operations	(0.86)	0.28	(0.04)

Net asset value, end of period	$9.38	$10.24	$9.96

Total Return[4]
Based on net asset value	(8.40)%	2.81%	(0.40)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.12%	0.18%	41.03%[7,8]

Total expenses after fees waived and/or reimbursed[6]	0.00%	0.00%	0.00%[7]

Net investment income[6]	0.67%	0.69%	0.38%[7]

Supplemental Data
Net assets, end of period (000)	$322,498	$261,830	$7,559

Portfolio turnover rate	0%	6%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

			Period March 20, 2013[1] to March 31, 2013
	Year Ended March 31,

	2015	2014
Investments in underlying funds	0.04%	0.02%	0.02%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

54	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Financial Highlights

	Series S Portfolio
	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.84	$10.02	$10.03	$10.01	$10.14

Net investment income[1]	0.23	0.24	0.35	0.29	0.29
Net realized and unrealized gain (loss)	(0.05)	(0.08)	0.09	0.10	0.08

Net increase from investment operations	0.18	0.16	0.44	0.39	0.37

Distributions from:[2]
Net investment income	(0.26)	(0.28)	(0.35)	(0.32)	(0.31)
Net realized gain	—	(0.06)	(0.10)	(0.05)	(0.19)

Total distributions	(0.26)	(0.34)	(0.45)	(0.37)	(0.50)

Net asset value, end of year	$9.76	$9.84	$10.02	$10.03	$10.01

Total Return[3]
Based on net asset value	1.81%[4]	1.66%	4.47%	4.03%	3.73%

Ratios to Average Net Assets
Total expenses	0.16%	0.21%	0.35%	0.23%	0.18%

Total expenses after fees reimbursed	0.02%	0.06%	0.14%	0.05%	0.03%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.32%	2.47%	3.59%	2.90%	2.93%

Supplemental Data
Net assets, end of year (000)	$266,124	$233,117	$151,304	$135,541	$177,913

Portfolio turnover rate[5]	318%	239%	123%	192%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

[5]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	239%	183%	120%	121%	105%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	55

Notes to Financial Statements

1. Organization:

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following Series of the Trust are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Non-diversified
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Non-diversified
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Non-diversified
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Non-diversified

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market

56	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Notes to Financial Statements (continued)

approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series E were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed Series E $45,931, which is included in expenses reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	57

Notes to Financial Statements (continued)

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into

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Notes to Financial Statements (continued)

TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Funds are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended March 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series C	$10,200,392	0.27%
Series M	$52,960	0.04%
Series S	$62,693,344	0.23%

Reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of March 31, 2015, the following table is a summary of Series S’s open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount[2]
Barclays Capital, Inc.	$(1,202,967)	$(1,202,967)	—	—
BNP Paribas Securities Corp.	(4,015,022)	(4,015,022)	—	—
Citigroup Global Markets, Inc.	(2,279,295)	(2,279,295)	—	—
Credit Suisse Securities (USA) LLC	(5,383,461)	(5,383,461)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(19,026,228)	(19,026,228)	—	—
RBC Capital Markets, LLC	(23,141,596)	(23,141,596)	—	—
Total	$(55,048,569)	$(55,048,569)	—	—

[1]

Collateral with a value of $69,700,297 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as credit risk or interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, at a price different from the current market value.

For the year ended March 31, 2015, transactions in options written including swaptions were as follows:

	Series C
	Calls		Puts

	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—	—	$89,800	$1,438,530
Options written	$13,400	$534,835	316	13,400	695,114
Options closed	(10,000)	(477,375)	—	(17,000)	(613,875)

Outstanding options, end of year	$3,400	$57,460	316	$86,200	$1,519,769

	Series M				Series S

	Calls		Puts		Puts

	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	—	—	62	$15,395	150	$30,251
Options written	93	17,293	62	10,754	394	147,116
Options expired	(93)	(17,293)	(124)	(26,149)	(150)	(30,251)

Outstanding options, end of year	—	—	—	—	394	$147,116

Swaps: The Funds enter into swap agreements in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the

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Notes to Financial Statements (continued)

seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Series C		Series E	Series M

		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Swap premiums paid/received; Investments at value[2]	$1,007,040	$1,388,832	$61,279	$96,895	$200,454
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	124,444	197,964	—	—	—
Total		$1,131,484	$1,586,796	$61,279	$96,895	$200,454

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Series P		Series S
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Investments at value[2]	$345,014	$3,807,189	$511,132	$586,918

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended March 31, 2015
	Series C	Series E	Series M	Series C	Series E	Series M

	Net Realized Gain (Loss) from			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$2,031,681	$21,766	$296,446	$131,678	$(61,279)	$(78,903)
Swaps	(265,274)	—	(348,670)	(580,863)	—	(362,264)
Options[3]	(191,363)	—	4,198	(165,351)	—	(6,271)
Credit contracts:
Swaps	(74,167)	—	—	46,284	—	—

Total	$1,500,877	$21,766	$(48,026)	$(568,252)	$(61,279)	$(447,438)

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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended March 31, 2015
	Series P	Series S	Series P	Series S

	Net Realized Gain (Loss) from		Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(6,820,207)	$(1,789,924)	$(2,853,753)	$(441,074)
Swaps	(15,408,048)	(139,530)	(622,644)	79,644
Options[3]	—	(274,769)	—	110,156
Credit contracts:
Swaps	—	(901)	—	(2,878)

Total	$(22,228,255)	$(2,205,124)	$(3,476,397)	$(254,152)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Series C	Series E	Series M	Series P	Series S
Financial futures contracts:
Average notional value of contracts - long	$65,268,125	—	$35,168,745	$52,034,422	$78,605,805
Average notional value of contracts - short	$54,560,622	$902,344	$33,253,592	$164,760,942	$70,791,252
Options:
Average value of option contracts purchased	$135,048	—	$1,938	—	$22,778
Average value of option contracts written	$41,475	—	$969	—	$17,853
Average notional value of swaption contracts purchased	$53,235,000	—	—	—	—
Average notional value of swaption contracts written	$87,000,000	—	—	—	—
Credit default swaps:
Average notional value - buy protection	$7,490,000	—	—	—	—
Average notional value - sell protection	$6,031,750	—	—	—	—
Interest rate swaps:
Average notional value - pays fixed rate	$9,650,000	—	$22,300,000	$182,000,000	$8,800,000
Average notional value - receives fixed rate	$450,000	—	$75,000	—	$25,000,000
Total return swaps:
Average notional value	—	—	$89,110,707	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to

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Notes to Financial Statements (continued)

terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of March 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Series C		Series E	Series M
	Assets	Liabilities	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$110,743	$53,406	$8,683	$77,340	$36,472
Options[1]	425,322	390,952	—	—	—
Swaps-Centrally cleared	—	20,220	—	874	—
Swaps-OTC[2]	124,444	197,964	—	5,956	31,729

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$660,509	$662,542	$8,683	$84,170	$68,201

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(139,474)	(81,526)	(8,683)	(78,214)	(36,472)

Total derivative assets and liabilities subject to an MNA	$521,035	$581,016	—	$5,956	$31,729

[1]	Includes options purchased at value which are included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

	Series P		Series S
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$89,931	$479,000	$72,757	$101,706
Options[1]	—	—	91,113	71,413
Swaps-Centrally cleared	—	381,602	16,237	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$89,931	$860,602	$180,107	$173,119

Derivatives not subject to an MNA	(89,931)	(860,602)	(180,107)	(173,119)

Total derivative assets and liabilities subject to an MNA	—	—	—	—

64	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Notes to Financial Statements (continued)

As of March 31, 2015, the following tables present the Funds’ derivative assets and/or liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by the Funds:

Series C
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$285	—	—	—	$285
Citibank N.A.	43	$(43)	—	—	—
Credit Suisse International	47,229	(47,229)	—	—	—
Deutsche Bank AG	102,142	—	—	—	102,142
Goldman Sachs Bank USA	69,377	(69,377)	—	—	—
JPMorgan Chase Bank N.A.	294,449	(209,923)	—	—	84,526
Morgan Stanley Capital Services LLC	7,510	(4,924)	—	—	2,586

Total	$521,035	$(331,496)	—	—	$189,539

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$173,129	$(43)	—	—	$173,086
Credit Suisse International	123,559	(47,229)	—	—	76,330
Goldman Sachs Bank USA	69,481	(69,377)	—	—	104
JPMorgan Chase Bank N.A.	209,923	(209,923)	—	—	—
Morgan Stanley Capital Services LLC	4,924	(4,924)	—	—	—

Total	$581,016	$(331,496)	—	—	$249,520

Series M
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$4,393	$(4,393)	—	—	—
Deutsche Bank AG	1,563	(1,563)	—	—	—

Total	$5,956	$(5,956)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$2,076	—	—	—	$2,076
Credit Suisse International	23,604	$(4,393)	—	—	19,211
Deutsche Bank AG	2,730	(1,563)	—	—	1,167
Goldman Sachs Bank USA	3,319	—	—	—	3,319

Total	$31,729	$(5,956)	—	—	$25,773

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	65

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of business. This agreement has no fixed term. Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts.

Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager reimbursed Series S $183,022 to compensate for an investment erroneously made in violation of the investment guidelines, which is included in net realized gain (loss) from swaps in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended March 31, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Series C and Series S were $306,195 and $325,545, respectively.

6. Purchases and Sales:

For the year ended March 31, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$123,469,080	$52,479,326	$9,397,535,864	$33,235,882	$683,272,509
U.S. Government Securities	30,608,336	—	56,625,830	—	366,484,464
Total Purchases	$154,077,416	$52,479,326	$9,454,161,694	$33,235,882	$1,049,756,973

Sales
	Series C	Series E	Series M		Series S
Non-U.S. Government Securities	$117,380,205	$8,663,283	$9,388,845,862	*	$641,803,589	*
U.S. Government Securities	27,985,494	—	57,817,364		382,191,986
Total Sales	$145,365,699	$8,663,283	$9,446,663,226		$1,023,995,575

*	Includes paydowns.

For the year ended March 31, 2015, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$3,771,416,669	$252,374,390
Sales	$3,774,631,259	$252,900,589

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

66	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Notes to Financial Statements (continued)

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns, except with respect to Series E and Series P, remains open for each of the four years ended March 31, 2015. The statute of limitations on Series E’s U.S. federal tax return remains open for the period ended March 31, 2015. The statute of limitations on Series P’s U.S. federal tax return remains open for the two years ended March 31, 2015 and the period ended March 31, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of March 31, 2015, the following permanent differences attributable to the accounting for swap agreements, a net operating loss and net paydown losses were reclassified to the following accounts:

	Paid-in capital	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)
Series C	—	$(117,888)	$117,888
Series E	—	$(129)	$129
Series M	—	$1,661,836	$(1,661,836)
Series P	$(1,233,756)	$(2,168,452)	$3,402,208
Series S	—	$690,828	$(690,828)

The tax character of distributions paid was as follows:

	Series C	Series E	Series M	Series S
Tax-exempt income[1]
3/31/15	—	$767,932	—	—
3/31/14	—	—	—	—
Ordinary income
3/31/15	$14,099,204	47,426	$10,128,091	$6,279,653
3/31/14	$14,022,130	—	$6,547,063	$6,055,042
Long-term capital gain
3/31/15	4,184,272	3,433	—	—
3/31/14	5,063,534	—	258,487	244,617

Total
3/31/15	$18,283,476	$818,791	$10,128,091	$6,279,653

3/31/14	$19,085,664	—	$6,805,550	$6,299,659

[1]	The Funds designate these amounts paid during the fiscal year ended March 31, 2015 as exempt-interest dividends.

As of March 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	Series C	Series E	Series M	Series P	Series S
Undistributed ordinary income	$743,308	$104,048	$3,745,769	—	—
Undistributed long-term capital gains	1,925,860	—	35,241	—	—
Capital loss carryforwards	—	—	—	$(9,438,519)	$(1,009,325)
Net unrealized gains (losses)[1]	20,628,188	1,089,693	6,219,383	(1,946,024)	(548,830)
Qualified late year losses[2]	—	(27,140)	—	(13,148,717)	(906,603)

Total	$23,297,356	$1,166,601	$10,000,393	$(24,533,260)	$(2,464,758)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and options contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2015, Series P and S had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $9,438,519 and $1,009,325, respectively.

During the year ended March 31, 2015, Series M utilized $4,524,257 of their capital loss carryforward.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	67

Notes to Financial Statements (continued)

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Series C	Series E	Series M	Series P	Series S
Tax cost	$339,561,588	$46,751,072	$1,061,974,948	$95,709,987	$339,241,288

Gross unrealized appreciation	$22,260,987	$1,152,542	$10,862,933	—	$2,270,198
Gross unrealized depreciation	(2,360,489)	(62,748)	(3,103,072)	$(639,681)	(2,785,415)

Net unrealized appreciation (depreciation)	$19,900,498	$1,089,794	$7,759,861	$(639,681)	$(515,217)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Series M and Series S invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

68	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares were as follows:

Series C	Year Ended March 31, 2015	Year Ended March 31, 2014
Shares sold	10,323,009	6,187,280
Shares redeemed	(6,803,698)	(9,836,652)

Net increase (decrease)	3,519,311	(3,649,372)

Series E	Period August 4, 2014[1] to March 31, 2015
Shares sold	4,881,304
Shares redeemed	(253,209)

Net increase	4,628,095

Series M	Year Ended March 31, 2015	Year Ended March 31, 2014
Shares sold	26,049,074	15,996,845
Shares redeemed	(8,132,394)	(9,086,329)

Net increase	17,916,680	6,910,516

Series P
Shares sold	24,033,692	26,553,021
Shares redeemed	(15,211,492)	(1,734,292)

Net increase	8,822,200	24,818,729

Series S
Shares sold	9,544,967	15,771,940
Shares redeemed	(5,973,351)	(7,186,703)

Net increase	3,571,616	8,585,237

[1]	Commencement of operations.

At March 31, 2015, 1,000,000 shares of Series E were owned by affiliates.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Allocation Target Shares and Shareholders of BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio:

We have audited the accompanying statements of assets and liabilities of the BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio (collectively, the “Funds”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to BlackRock Allocation Target Shares: Series E Portfolio, for the period from August 4, 2014 (commencement of operations) to March 31, 2015), the financial highlights for each of the periods presented, and the statement of cash flows for BlackRock Allocation Target Shares: Series S Portfolio for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we perform other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio, as of March 31, 2015, the results of their operations for the period then ended, the changes in their net assets, financial highlights for each of the periods presented, and cash flows for the BlackRock Allocation Target Shares: Series S Portfolio for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 22, 2015

70	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Important Tax Information

During the fiscal year ended March 31, 2015, the following information is provided with respect to the ordinary income distributions paid by the Funds:

Interest Related Distributions and Qualified Short-Term Capital Gains for Non-US Residents[1]
	April 2014 - December 2014	January 2015 - March 2015
Series C	70.96%	63.11%
Series M	96.94%	95.29%
Series S	85.35%	100.00%
Federal Obligation Interest[2]
		April 2014 - March 2015
Series C		0.79%
Series M		0.48%
Series S		8.57%

[1]	Represents the portion of the taxable ordinary income distributions eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.
[2]

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

Additionally, Series C distributed long-term capital gains of $0.059413 and $0.071872 per share to shareholders of record on July 16, 2014 and December 4, 2014, respectively. Furthermore, Series E distributed long-term capital gains of $0.00097 per share to shareholders of record on December 4, 2014.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	71

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Actavis, Plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financials) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None

72	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s 2011 Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees Officer; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock, Inc. or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trust serve at the pleasure of the Board.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	73

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1977	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas of BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-882-0052.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

74	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2015	75

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Series C Portfolio	$39,588	$39,588	$0	$0	$15,402	$15,100	$0	$0
Series E Portfolio	$40,500	N/A	$0	$0	$13,362	N/A	$0	$0
Series M Portfolio	$35,638	$35,638	$0	$0	$15,402	$15,100	$0	$0
Series P Portfolio	$38,100	$38,100	$0	$0	$15,402	$15,100	$0	$0
Series S Portfolio	$39,588	$39,588	$0	$0	$15,402	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$15,402	$15,100
Series E Portfolio	$13,362	N/A
Series M Portfolio	$15,402	$15,100
Series P Portfolio	$15,402	$15,100

Series S Portfolio	$15,402	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: June 2, 2015